UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number (811-05037)
Professionally Managed Portfolios
(Exact name of registrant as specified in charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Eric W. Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)
(414) 765-5301
Registrant’s telephone number, including area code
Date of fiscal year end: June 30
Date of reporting period: December 31, 2010

Item 1.  Report to Stockholders.

BROWN ADVISORY FUNDS

SEMI-ANNUAL REPORT

December 31, 2010

Brown Advisory Growth Equity Fund

Brown Advisory Value Equity Fund

Brown Advisory Flexible Value Fund

Brown Advisory Small-Cap Growth Fund

Brown Cardinal Small Companies Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Opportunity Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Intermediate Income Fund

The views in this report contained herein were those of the Funds’ investment advisor, Brown Investment Advisory Incorporated, and/or a Fund’s sub-advisor as of December 31, 2010 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussion about certain investments both held and not held in the portfolio as of December 31, 2010. All current and future holdings are subject to risk and are subject to change. while these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund
A Message to our Shareholders	1
Schedule of Investments	2
Brown Advisory Value Equity Fund
A Message to our Shareholders	3
Schedule of Investments	5
Brown Advisory Flexible Value Fund
A Message to our Shareholders	6
Schedule of Investments	8
Brown Advisory Small-Cap Growth Fund
A Message to our Shareholders	9
Schedule of Investments	11
Brown Cardinal Small Companies Fund
A Message to our Shareholders	12
Schedule of Investments	14
Brown Advisory Small-Cap Fundamental Value Fund
A Message to our Shareholders	15
Schedule of Investments	17
Brown Advisory Opportunity Fund
A Message to our Shareholders	18
Schedule of Investments	19
Brown Advisory Maryland Bond Fund
A Message to our Shareholders	20
Schedule of Investments	21
Brown Advisory Intermediate Income Fund
A Message to our Shareholders	27
Schedule of Investments	28
Statements of Assets and Liabilities	32
Statements of Operations	34
Statements of Changes in Net Assets	36
Financial Highlights	42
Notes to Financial Statements	58
Additional Information	67

Glossary of Terms

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

Barclays Capital (formerly Lehman Brothers) 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Barclays Capital (formerly Lehman Brothers) Intermediate U.S. Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index.

Barclays Capital (formerly Lehman Brothers) Intermediate Government/Credit Bond Index represents intermediate and long-term government and investment-grade corporate debt securities having maturities of greater than one year.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Beta is a measure of volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Tangible book value is a method of valuing a company on a per-share basis by measuring its equity after removing any intangible assets.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2010

Dear Shareholder:

During the six-month period ended December 31, 2010, Brown Advisory Growth Equity Fund Institutional Shares (the “Fund”) returned 27.93%. The Fund’s return was ahead of its stated benchmark, the Russell 1000 Growth Index, which returned 26.37%.

The intense investor interest in the macro cycle, particularly concerns related to whether the fragile recovery would gain traction or the economy would tumble into a “double-dip,” was a main focus during the first half of the year. The second half was a reflection of more recent data that suggests that the recovery is holding. The rally was not, however, symmetrical among sectors, as energy, consumer discretionary and technology names, related particularly to cloud computing, all performed well. Health care was the laggard, as investors shunned the less cyclical business models to increase their exposure to companies that had more perceived exposure to a newly invigorated economic upturn.

Within the Fund, our technology exposure drove performance during the period, with energy stocks and consumer staples rounding out the three best-performing sectors. The health care, materials and consumer discretionary sectors underperformed in the period. The Fund’s relative underweight position in the consumer discretionary sector detracted from performance.

Top individual stock contributors during the period included FMC Technologies, Citrix Systems, Qualcomm Inc., Schlumberger and Coach. FMC and Schlumberger are both oil service companies and benefitted from the notion that rising oil prices would spur higher levels of exploration and development spending going forward.

The stocks that most hindered performance in the second half of the year were Intuitive Surgical, Inc., Cisco Systems, Covance and Genpact Ltd. While technology companies Cisco and Genpact reported good numbers in the back half of the year, their conservative forward guidance concerned some investors, who sold the stocks.

During the period, we made several changes to the portfolio; we sold the remaining holdings in Alberto-Culver, as the company was being acquired by Unilever.

We also sold our position in Jacobs Engineering in order to buy another construction and engineering company, Fluor Corp.

Finally, we added two other new names, Ansys Inc., a leader in engineering simulation software used by engineers and designers in a number of manufacturing industries, and Mead Johnson Nutrition, a global leader in infant and children’s nutrition.

While the economic cycle should work its way out of the doldrums that we have experienced, one aspect of our investment environment is unchanging: the diligent way in which we adhere to our long-held investment philosophy. We seek to own companies with superior, growth-oriented business models. We define superiority as the unique set of attributes that give the companies we own not only high growth rates, but also sustainably high growth rates. And finally, we are disciplined as growth investors, and comfortable having a valuation sensitivity that hopefully protects our portfolio in down markets.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Growth Equity Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 96.5%

Consumer Discretionary — 5.8%
99,871	Coach, Inc.	5,523,865
136,567	Urban Outfitters, Inc.*	4,890,464

		10,414,329

Consumer Staples — 4.8%
75,358	Costco Wholesale Corp.	5,441,601
50,148	Mead Johnson Nutrition Co.	3,121,713

		8,563,314

Energy — 10.5%
140,462	Canadian Natural Resources, Ltd.	6,239,322
71,764	FMC Technologies, Inc.*	6,380,537
74,466	Schlumberger, Ltd.	6,217,911

		18,837,770

Financials — 5.2%
149,547	Bank of New York Mellon Corp.	4,516,319
285,679	Charles Schwab Corp.	4,887,968

		9,404,287

Health Care — 14.6%
82,078	Allergan, Inc.	5,636,296
124,021	Covance, Inc.*	6,375,920
67,059	DaVita, Inc.*	4,659,930
66,782	IDEXX Laboratories, Inc.*	4,622,650
18,951	Intuitive Surgical, Inc.*	4,884,620

		26,179,416

Industrials — 15.4%
270,507	ABB, Ltd.	6,072,881
99,424	Danaher Corp.	4,689,830
82,850	Fluor Corp.	5,489,641
73,392	Roper Industries, Inc.	5,609,351
71,293	Stericycle, Inc.*	5,769,030

		27,630,733

Information Technology — 40.2%
115,685	Accenture PLC — Class A	5,609,567
99,702	Amphenol Corp. — Class A	5,262,272
67,634	ANSYS, Inc.*	3,521,702
25,948	Apple, Inc.*	8,369,788
238,898	Cisco Systems, Inc.*	4,832,907
72,222	Citrix Systems, Inc.*	4,940,707
71,920	Cognizant Technology Solutions Corp. — Class A*	5,271,017
247,487	Genpact Limited*	3,761,802
12,956	Google, Inc. — Class A*	7,695,475
24,307	Mastercard, Inc. — Class A	5,447,442
88,290	NetApp, Inc.*	4,852,418
133,189	QUALCOMM, Inc.	6,591,523
25,658	Salesforce.com, Inc.*	3,386,856
75,238	Trimble Navigation, Ltd.*	3,004,253

		72,547,729

Total Common Stocks (Cost $129,246,641)		173,577,578

Short-Term Investments — 3.5%

Money Market Funds — 3.5%
6,215,410	Invesco Liquid Assets Portfolio, 0.19%#	6,215,410

Total Short-Term Investments (Cost $6,215,410)		6,215,410

Total Investments — 100.0% (Cost $135,462,051)		179,792,988
Other Assets in Excess of Liabilities — 0.0%		84,142

NET ASSETS — 100.0%		$179,877,130

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	40.2%
Industrials	15.4%
Health Care	14.6%
Energy	10.5%
Consumer Discretionary	5.8%
Financials	5.2%
Consumer Staples	4.8%
Money Market	3.5%
Other Assets and Liabilities	0.0%

100.0%

*	Non-Income Producing
#	Seven-day yield as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Value Equity Fund
A Message to Our Shareholders
December 31, 2010

Dear Shareholder:

During the six-month period ended December 31, 2010, the Brown Advisory Value Equity Fund (the “Fund”) increased 24.95% in value. During the same period, the Russell 1000 Value Index (the “Index”), the Fund’s benchmark, increased 21.74%.

From a sector perspective, for the six months ended December 31, 2010, our energy investments remain focused on companies embedded with low expectations and meaningful recovery potential. After the recent commodity rally, we have modestly reduced our exposure. The “old school” of technology companies continues to garner very little respect despite their global reach, strong balance sheets, record free cash flows and low absolute valuations. Technology remains our largest sector position. The government has absorbed a lot of credit risk, making financial companies potentially more interesting. However, our enthusiasm for credit-based financials remains low given general expectations and the risk of disappointing asset growth. Our consumer exposure has increased slightly with new additions to the portfolio. However, we remain underweight the sector given tepid U.S. consumer trends.

From an individual stock perspective, leading contributors to performance for the six-month period included QUALCOMM Inc., E.I. DuPont de Nemours & Co., National Oilwell Varco Inc., Snap-On Inc. and Air Products & Chemicals Inc. Performance laggards during the six-month period were Lender Processing Services Inc., Cisco Systems Inc., Oracle Corp., Medtronic Inc. and Novartis AG ADS.

During the six-month period, we initiated positions in the following companies: American Eagle Outfitters Inc., Illinois Tool Works Inc., Lowe’s Cos., Northern Trust Corp., Novartis AG ADS, Occidental Petroleum Corp., Oracle Corp., PNC Financial Services Group Inc., Southwestern Energy Co. and Walgreen Co. We eliminated positions in the following companies: Eaton Corp., Harsco Corp., Johnson & Johnson, Lender Processing Services Inc., Norfolk Southern Corp., Oceaneering International Inc., Procter & Gamble Co. and Waters Corp.

After a huge recovery in investor sentiment, corporate profit performance and expectations, we continue to be especially mindful of not only what stocks we own and their associated valuations, but also investor expectations for this coming year. If recovery potential was the differentiator during 2009-2010 (although the timing was unknown then), our sense is that business and earnings reliability will be much more important in 2011-2012. We continue to believe that the road to recovery will be longer than commonly assumed.

A recent article we read reinforced this belief. In “The Wizard of Oz as Monetary Allegory,” the author reviews the parallels between this beloved story and the monetary crisis of the 1890s. Then, as now, everyone thought the Wizard (Washington, D.C.) had all the answers. In the end, Dorothy, her friends and the Munchkins found out that the man behind the curtain was a fraud. In truth, they already had the solutions to their problems: they just hadn’t been bold enough to accept them. We believe that our system, in the same way, has great internal strength and will find the solutions.

With strong investor preferences for low/mid cap, high valuation and high growth, our strategy has been swimming upstream for over a year. Notwithstanding this meaningful and persistent challenge, our performance has remained competitive. When the current slows, we believe we should be strongly positioned given our companies’ fundamental performance, their relatively low imbedded expectations, their financial flexibility and their potential.

Sincerely,

Richard M. Bernstein, CFA
Portfolio Manager

Brown Advisory Value Equity Fund
A Message to Our Shareholders
December 31, 2010

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investment s in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary on Terms.

Brown Advisory Value Equity Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 96.6%

Consumer Discretionary — 6.9%
217,070	American Eagle Outfitters, Inc.	3,175,734
136,035	Lowe’s Cos., Inc.	3,411,758
81,305	Snap-on, Inc.	4,600,237

		11,187,729

Consumer Staples — 5.6%
102,025	McCormick & Co, Inc.	4,747,223
113,060	Walgreen Co.	4,404,818

		9,152,041

Energy — 18.7%
68,925	Canadian Natural Resources, Ltd.	3,061,649
69,435	Diamond Offshore Drilling, Inc.	4,643,119
38,260	Exxon Mobil Corp.	2,797,571
63,765	National Oilwell Varco, Inc.	4,288,196
36,845	Occidental Petroleum Corp.	3,614,495
106,275	Southwestern Energy Co.*	3,977,873
53,845	Tidewater, Inc.	2,899,015
96,360	Total S.A. ADR	5,153,332

		30,435,250

Financials — 15.8%
79,355	Ace, Ltd.	4,939,848
83,605	American Express Co.	3,588,327
45,345	Assurant, Inc.	1,746,689
184,215	Bank of New York Mellon Corp.	5,563,293
82,190	Chubb Corp.	4,901,812
29,760	Northern Trust Corp.	1,649,002
53,650	The PNC Financial Services Group, Inc.	3,257,628

		25,646,599

Health Care — 12.7%
69,435	Becton, Dickinson & Co.	5,868,646
160,670	Medtronic, Inc.	5,959,250
168,625	Merck & Co., Inc.	6,077,245
45,065	Novartis AG	2,656,582

		20,561,723

Industrials — 10.3%
44,915	3M Co.	3,876,165
34,010	Deere & Co.	2,824,531
39,675	Dover Corp.	2,319,004
76,520	Illinois Tool Works, Inc.	4,086,167
56,680	Northrop Grumman Corp.	3,671,730

		16,777,597

Information Technology — 19.7%
76,520	Accenture PLC — Class A	3,710,455
165,790	CA, Inc.	4,051,908
247,500	Cisco Systems, Inc.*	5,006,925
246,565	Dell, Inc.*	3,340,956
63,765	Harris Corp.	2,888,555
211,135	Microsoft Corp.	5,894,888
52,095	Oracle Corp.	1,630,574
110,405	QUALCOMM, Inc.	5,463,942

		31,988,203

Materials — 6.9%
65,185	Air Products & Chemicals, Inc.	5,928,576
104,860	EI Du Pont de Nemours & Co.	5,230,417

		11,158,993

Total Common Stocks (Cost $124,613,416)		156,908,135

Short-Term Investments — 3.4%

Money Market Funds — 3.4%
5,483,134	Invesco Liquid Assets Portfolio, 0.19%#	5,483,134

Total Short-Term Investments (Cost $5,483,134)		5,483,134

Total Investments — 100.0% (Cost $130,096,550)		162,391,269
Other Assets in Excess of Liabilities — 0.0%		31,125

NET ASSETS — 100.0%		$162,422,394

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	19.7%
Energy	18.7%
Financials	15.8%
Health Care	12.7%
Industrials	10.3%
Consumer Discretionary	6.9%
Materials	6.9%
Consumer Staples	5.6%
Money Market	3.4%
Other Assets and Liabilities	0.0%

100.0%

*	Non-Income Producing
#	Seven-day yield as of December 31, 2010.

ADR	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Brown Advisory Flexible Value Fund
A Message to Our Shareholders
December 31, 2010

Dear Shareholder:

During the six-month period ended December 31, 2010, the Brown Advisory Flexible Value Fund (the “Fund”) increased 18.11 % in value. During the same period, the S&P 500 (the “Benchmark”) increased 23.27%. Though the Fund returns lagged the market in this short period, the Fund’s results over a longer period are more favorable versus this benchmark. For the year ended December 31, 2010, the Fund had a return of 10.86% versus the Benchmark return of 15.06%. For the three years ended December 31, 2010, the Fund had a return of -2.17% versus the Benchmark return of -2.86%. Since inception on November 30, 2006, the Fund has returned -2.96% versus the Benchmark return of -0.48%. We remain confident about the potential in the portfolio holdings. (Performance returns represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Performance shown is for the Fund’s Institutional Class Shares. Performance for other share classes will vary. As stated in the current prospectus, the Fund’s Institutional Shares operating expense ratio (gross) was 1.48% for the previous fiscal year. Shares redeemed or exchanged within 14 days of purchase will be charged a 1.00% fee, subject to limited exceptions. Performance data quoted does not reflect the redemption fee. For the most recent month-end performance, please call (800) 540-6807.)

The six-month period was good for investors of every predilection. Bonds had a positive return despite a year-end sell off, equities (large, small, domestic and foreign) produced double-digit gains and commodities gained. The extraordinary measures taken by governments and central banks amid the crisis of 2008 and since have worked. Confidence appears to be returning to individuals, businesses and investors.

All the economic challenges are not solved, but many are improving. Consumer spending and industrial production are up, employment is increasing and unemployment, while high, has declined. Businesses have improved their cost structures and liquidity has returned to corporate balance sheets, boding well for future earnings and dividends. Home inventories and home prices appear to have stabilized in the last year and we do not hear much about “zombie banks” any more. While we are not ruling out some future disappointments, extremely bad economic news has become much more uncommon of late.

Economic and financial history is cyclical with movement toward extremes (even if events do not always validate these extremes), followed by movement back to the center. Booms overshoot and move toward collapse, followed by recovery moving toward boom. Despite the cycles, real incomes and standards of living have made great progress over time and increasingly throughout the world in the last two decades. The U.S. is in the recovery phase today, though still a long way from boom.

Price matters in investing. An investment or even a speculation can be good at one price but terrible at another. The difference today versus 22 months ago is that prices have risen to reflect an improvement in economic conditions and investor expectations. From the low on March 9, 2009, to December 31, 2010, the S&P 500 index increased 86% (the Fund increased about 97%), but index levels still remain 18% to 20% below the peaks reached in the late 2007 and early 2000 time periods.

So, are stock prices high (up 86% from the low) or low (down about 20% from the highs reached 3 and 10 years ago)? In 1955 the U.S. Congress, concerned that large gains in share prices could lead to a repeat of the 1929 stock market collapse and subsequent depression, asked Ben Graham a similar question. Graham answered that prices were high, but not as high as they looked – high given the magnitude of the recent gains but not as high as they looked given the alternatives and in relation to earnings, dividends, asset values and future prospects.

Our answer today is similar to Ben Graham’s: Prices are somewhat high given the recent gains but not high relative to alternatives, particularly government bonds. The spread between the earnings yield (earnings divided by price, the inverse of the P/E ratio) on stocks and the yield on 10-year government bonds remains near historic highs. While the U.S. economy likely does not have the future potential it did in 1955 (think baby boom and the dominant world economic power, post WWII), it has many attributes and is still not back to its pre-recession levels of performance. Further, many of the leading U.S. companies have substantial exposure to faster growing markets outside the U.S. We are optimists on the long-term prospects for U.S. stocks.

The Flexible Value strategy searches across a broad universe to find good or improving businesses at bargain prices. Our investment approach is to profit from fluctuations in securities prices by making bargain-priced investments in businesses with attractive characteristics, notably 1) favorable business economics, 2) enduring competitive advantages (to protect the favorable economics from competitive erosion) and 3) capable and trustworthy management. In short, we are looking to build a portfolio of strong businesses acquired during their “bargain moments.” These moments often occur due to temporary investor disappointments, forced selling or significant positive change that is not yet recognized by the market.

Brown Advisory Flexible Value Fund
A Message to Our Shareholders
December 31, 2010

We initiated four new holdings in the period, General Motors (GM), Intuitive Surgical (ISRG), Time Warner Cable (TWC) and Total S.A. (TOT). We believe the newly re-organized General Motors is an improved company operating within a fundamentally better auto industry. Intuitive Surgical is a highly innovative medical device company, whose robotic surgery system is revolutionary for certain types of surgery. Intuitive Surgical has strong future growth potential, but its share price had declined to a bargain level due to short-term concerns. We upgraded our cable investment with the purchase of Time Warner Cable and the sale of Comcast (CMCSA). In our estimation, TWC has better management and is a pure cable play, whereas Comcast added greater complexity to its business model by acquiring NBC. We invested in Total S.A. because of its attractive valuation relative to other major integrated oil companies. The bargain opportunity in Total S.A. was presented by fluctuations in the Euro currency relative to the U.S. dollar. Total S.A. reports its financials in the Euro as it is headquartered in Europe, but its business is conducted primarily in dollars.

The Fund’s best performing sector relative to the S&P 500 Index was consumer discretionary, primarily due to the strong appreciation of CarMax (KMX). CarMax, the largest retailer of used cars, posted excellent business results during the period. Exxon (XOM), a major integrated oil and gas company, was one of the Fund’s strongest contributors as the stock increased with the rise in the price of oil. Google (GOOG), the leader in Internet search and advertising, Qualcomm (QCOM), a developer of technology for wireless communications and Mastercard (MA), the credit card transaction processor, all in the Information Technology sector, were strong contributors. We continue to like the long-term prospects for all three companies. The technology sector return was hurt by our holding in Hewlett-Packard (HPQ), the enterprise services and computer processing company. Hewlett-Packard’s stock declined with the unexpected departure of its CEO; and since he was an important part of our investment thesis, we sold the shares. With respect to financials, Bank of America (BAC), a banking and financial services company, was negatively impacted by financial reform initiatives and disruptions in the mortgage market.

Portfolio holdings shift over time according to where we find opportunities and, increasingly, we are finding bargains among large companies, though we continue to look among smaller companies too. Valuations for many large U.S. companies have compressed over the past 10 years through sideways stock movement despite rising earnings. Referring to our earlier comment that price matters in investing, we believe the prices on large U.S. companies typically offered today present good prospects for future investment returns.

Sincerely,

R. Hutchings Vernon
Portfolio Manager

Michael L. Foss
Portfolio Manager

Nina K. Yudell
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Flexible Value Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Flexible Value Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 95.8%

Consumer Discretionary — 14.7%
19,090	Aarons, Inc.	389,245
15,340	Carmax, Inc.*	489,040
6,611	General Motors Co.*	243,681
17,090	Lowe’s Cos., Inc.	428,617
8,565	Scripps Networks Interactive, Inc. — Class A	443,239
7,800	Time Warner Cable, Inc.	515,034
10,431	TJX Cos., Inc.	463,032
18,105	Walt Disney Co.	679,118

		3,651,006

Consumer Staples — 8.4%
6,865	Costco Wholesale Corp.	495,722
19,310	Kraft Foods, Inc. — Class A	608,458
8,380	Pepsico, Inc.	547,465
8,250	Wal-Mart Stores, Inc.	444,923

		2,096,568

Energy — 15.5%
6,800	Canadian Natural Resources, Ltd.	302,056
6,800	Diamond Offshore Drilling, Inc.	454,716
6,755	Exxon Mobil Corp.	493,926
5,189	Kinder Morgan Management, LLC*	347,040
12,030	Magellan Midstream Partners, LP	679,695
6,330	Occidental Petroleum Corp.	620,973
9,700	Total S.A. ADR	518,756
6,235	Transocean Ltd.*	433,395

		3,850,557

Financials — 18.5%
14,370	American Express Co.	616,760
9,089	Artio Global Investors, Inc.	134,063
42,205	Bank of America Corp.	563,015
15,070	Bank of New York Mellon Corp.	455,114
12,126	Berkshire Hathaway, Inc. — Class B*	971,414
5,250	Franklin Resources, Inc.	583,852
2,545	Goldman Sachs Group, Inc.	427,967
27,320	Wells Fargo Co.	846,647

		4,598,832

Health Care — 10.2%
935	Intuitive Surgical, Inc.*	240,996
6,195	Johnson & Johnson	383,161
8,600	Medtronic, Inc.	318,974
17,325	Merck & Co., Inc.	624,393
25,650	Pfizer, Inc.	449,132
9,055	Wellpoint, Inc.*	514,867

		2,531,523

Industrials — 6.1%
12,070	Canadian National Railway Co.	802,293
9,170	United Technologies Corp.	721,862

		1,524,155

Information Technology — 16.7%
1,793	Google, Inc. — Class A*	1,064,988
2,025	International Business Machines Corp.	297,189
8,000	Lender Processing Services, Inc.	236,160
5,290	Mastercard, Inc. — Class A	1,185,542
25,070	Microsoft Corp.	699,954
13,485	QUALCOMM, Inc.	667,373

		4,151,206

Materials — 2.3%
6,669	Sherwin-Williams Co.	558,529

Telecommunication Services — 3.4%
4,400	Millicom International Cellular S.A.	420,640
10,440	SBA Communications Corp. — Class A*	427,414

		848,054

Total Common Stocks (Cost $19,801,148)		23,810,430

Warrants — 0.5%
12,000	Wells Fargo Co.*	133,320

Total Warrants (Cost $92,400)		133,320

Short-Term Investments — 3.4%

Money Market Funds — 3.4%
850,586	Invesco Liquid Assets Portfolio, 0.19%#	850,586

Total Short-Term Investments (Cost $850,586)		850,586

Total Investments — 99.7% (Cost $20,744,134)		24,794,336
Other Assets in Excess of Liabilities — 0.3%		69,072

NET ASSETS — 100.0%		$24,863,408

PORTFOLIO HOLDINGS
% of Net Assets

Financials	18.5%
Information Technology	16.7%
Energy	15.5%
Consumer Discretionary	14.7%
Health Care	10.2%
Consumer Staples	8.4%
Industrials	6.1%
Money Market	3.4%
Telecommunication Services	3.4%
Materials	2.3%
Warrants	0.5%
Other Assets and Liabilities	0.3%

100.0%

*	Non-Income Producing
#	Seven-day yield as of December 31, 2010.

ADR	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2010

Dear Shareholder:

During the six-month period ended December 31, 2010, Brown Advisory Small-Cap Growth Fund Institutional Shares (the “Fund”) returned 32.23%. The Fund slightly outperformed the Russell 2000 Growth Index which returned 32.14% over the same period. Our strategy is focused on stock selection to drive returns and disciplined, diversified portfolio construction to manage risk. In a period that will be remembered for its “risk on/risk off” market environment, the higher quality bias and valuation sensitivity of the portfolio fared quite well during the period. Favorable security selection was enough to overcome the headwind of a “risk on” period for the market.

Macro developments continued to dominate the market environment during the period. The year was comprised of four distinct periods where risk was off, on, off and then decidedly on again. A belief that the economy seemed to have found firmer footing during the quarter caused small-cap stocks to have one of the strongest fourth quarter rallies on record. The rally did not treat all stocks equally. Companies tied to the obvious consensus themes of cloud computing/social media, resource scarcity or emerging markets growth did exceptionally well. Momentum, beta and growth characteristics were en vogue; valuation and sustainability were mostly not.

Our sector returns and modest overweights in Technology and Industrials generated strong absolute and relative performance for the Fund. Our overweight in the attractively valued, but the Obamacare-maligned Health Care sector created the largest sector drag to our overall performance. Our overall results were positively impacted by M&A activity. During the period, three of the Fund’s portfolio companies were acquired. J. Crew has agreed to be taken private by TPG. Although we believe the premium somewhat understates the potential long-term value of the business, it did buoy the stock through a period of negative third-quarter earnings results. Compellent has agreed to a strategic acquisition by Dell, which lost a much-publicized bidding war only a couple of months ago to Hewlett-Packard for 3Par, Compellent’s closest rival in the next-generation storage space. We were fortunate enough to also own 3Par; due to the sizeable takeout premium, this was our largest contributor to performance for the period and the full year. Two of the three companies acquired out of the portfolio were purchased by strategic buyers, a function of the burgeoning cash balances of larger public companies and the slower organic growth environment they face.

The top five contributors to performance during the six months were 3Par, Informatica, UTi Worldwide, Oceaneering and Ann Taylor. The two commonalities for all of these companies are strong fundamentals and participation in cyclical areas of the economy which led the rally that started in September.

Similar to the prior period, our detractors were mainly impacted by company-specific issues. Nuvasive, a medical device company that specializes in technology related to spine surgery, was negatively impacted by the uncertainty surrounding health care reform and reimbursement issues. American Public Education continues to be dragged down by the likelihood of legislation that may have a negative impact on the for-profit education sector.

The six-month period was a microcosm of the full year. The portfolio was slowed by a persistent headwind of relatively conservative portfolio construction in an environment that heavily favored the cyclical and the thematic. Thankfully, our team was able to populate the portfolio with highly attractive business models that, on balance, continued to drive shareholder value higher. We look forward to the challenges that 2011 has in store, as we (hopefully) continue to rebound from the depths caused by the Great Recession. There are reasons for optimism, but our eyes remain focused on the threats to what could well be becoming a unanimously bullish view.

Sincerely,

Christopher A. Berrier
Portfolio Manager

Timothy W. Hathaway, CFA
Portfolio Manager

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2010

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 95.0%

Consumer Discretionary — 12.0%
224,155	AnnTaylor Stores Corp.*	6,139,605
10,185	Ascent Media Corp.*	394,771
44,727	Blue Nile, Inc.*	2,552,123
75,183	Citi Trends, Inc.*	1,845,743
119,111	Harman International Industries, Inc.*	5,514,839
47,881	J. Crew Group, Inc.*	2,065,586
93,522	National CineMedia, Inc.	1,862,023
75,401	Sotheby’s	3,393,045

		23,767,735

Energy — 7.1%
16,041	Core Laboratories N V	1,428,451
103,397	Dresser-Rand Group, Inc.*	4,403,678
55,103	Dril-Quip, Inc.*	4,282,605
53,312	Oceaneering International, Inc.*	3,925,363

		14,040,097

Health Care — 22.9%
170,996	Covance, Inc.*	8,790,904
156,041	Dexcom, Inc.*	2,129,960
90,673	Gen-Probe, Inc.*	5,290,770
113,583	Henry Schein, Inc.*	6,972,860
48,602	IDEXX Laboratories, Inc.*	3,364,230
67,405	Immucor, Inc.*	1,336,641
90,012	Masimo Corp.	2,616,649
87,015	NuVasive, Inc.*	2,231,935
142,790	Seattle Genetics, Inc.*	2,134,711
70,677	SXC Health Solutions Corp.*	3,029,216
79,730	United Therapeutics Corp.*	5,040,530
86,226	Volcano Corporation*	2,354,832

		45,293,238

Industrials — 20.9%
171,618	Actuant Corp. — Class A	4,568,471
104,866	Graco, Inc.	4,136,964
135,826	IDEX Corp.	5,313,513
85,555	MSC Industrial Direct Co., Inc.	5,534,552
144,728	Roadrunner Transportation Services Holdings, Inc.*	2,092,767
166,723	Sensata Technologies Holding NV — Class A*	5,020,030
101,225	Titan Machinery, Inc.*	1,953,643
236,083	UTi Worldwide, Inc.	5,004,960
15,354	Valmont Industries, Inc.	1,362,360
145,351	Waste Connections, Inc.	4,001,513
68,258	World Fuel Services Corp.	2,468,209

		41,456,982

Information Technology — 24.8%
47,166	American Public Education, Inc.*	1,756,462
61,829	ANSYS, Inc.*	3,219,436
282,004	Applied Micro Circuits Corp.*	3,011,803
66,587	CommVault Systems, Inc.*	1,905,720
126,238	Compellent Technologies, Inc.*	3,482,906
27,147	FactSet Research Systems, Inc.	2,545,303
198,437	Genpact Limited*	3,016,242
100,568	Global Payments, Inc.	4,647,248
129,650	Informatica Corp.*	5,708,490
33,706	Interactive Intelligence, Inc.*	881,749
21,279	IntraLinks Holdings, Inc.*	398,130
252,462	Orbitz Worldwide, Inc.*	1,411,263
137,464	Pegasystems, Inc.	5,035,306
62,176	Polycom, Inc.*	2,423,620
129,919	RightNow Technologies, Inc.*	3,075,183
42,790	Ultimate Software Group, Inc.*	2,080,878
195,638	Volterra Semiconductor Corp.*	4,530,976

		49,130,715

Materials — 3.5%
203,046	Interline Brands, Inc.*	4,623,358
60,843	Rockwood Holdings, Inc.*	2,380,178

		7,003,536

Telecommunication Services — 3.8%
314,324	Knology, Inc.*	4,912,884
63,911	SBA Communications Corp. — Class A*	2,616,516

		7,529,400

Total Common Stocks (Cost $132,836,253)		188,221,703

Private Placements — 0.4%
7,000	Greenspring Global Partners IV-B, L.P. *ˆ	707,563

Total Private Placements (Cost $699,668)		707,563

Short-Term Investments — 4.5%

Money Market Funds — 4.5%
9,019,859	Invesco Liquid Assets Portfolio, 0.19%#	9,019,859

Total Short-Term Investments (Cost $9,019,859)		9,019,859

Total Investments — 99.9% (Cost $142,555,780)		197,949,125
Other Assets in Excess of Liabilities — 0.1%		109,296

NET ASSETS — 100.0%		$198,058,421

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	24.8%
Health Care	22.9%
Industrials	20.9%
Consumer Discretionary	12.0%
Energy	7.1%
Money Market	4.5%
Telecommunication Services	3.8%
Materials	3.5%
Private Placement	0.4%
Other Assets and Liabilities	0.1%

100.0%

*	Non-Income Producing
#	Seven-day yield as of December 31, 2010.
ˆ	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Security is considered illiquid. At December 31, 2010, the total market value of securities considered illiquid was $707,563 or 0.4% of net assets. Security is fair valued under supervision of the Board of Trustees and was acquired from February, 2008 to December, 2010 as part of a $2,000,000 capital commitment. At December 31, 2010, $699,668 of the capital commitment has been fufilled by the Fund.

The accompanying notes are an integral part of these financial statements.

Brown Cardinal Small Companies Fund
A Message to Our Shareholders
December 31, 2010

Dear Shareholder:

During the six-month period ended December 31, 2010, the Brown Cardinal Small Companies Fund Institutional Shares (the “Fund”) increased 22.28% in value. During the same period, the Russell 2000® Index (the “Benchmark”), the Fund’s benchmark, increased 29.38%. For a longer term perspective, the Fund’s average annual return since inception (10/31/03) was 7.38% versus the Benchmark return of 7.02%. For the year ended December 31, 2010, the Fund had a return of 24.06% versus the Benchmark return of 26.85%. For the five years ended December 31, 2010, the Fund had a return of 2.40% versus the Benchmark return of 4.47%. (Performance returns represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Performance shown is for the Fund’s Institutional Class Shares. Performance for other share classes will vary. As stated in the current prospectus, the Fund’s Institutional Shares operating expense ratio (gross) was 1.29% for the previous fiscal year. Shares redeemed or exchanged within 14 days of purchase will be charged a 1.00% fee, subject to limited exceptions. Performance data quoted does not reflect the redemption fee. For the most recent month-end performance, please call (800) 540-6807.)

For the six months ended December 31, 2010, stock prices rose significantly as a result of many factors, including very low interest rates, expectations for further quantitative easing, and the prospect for higher corporate profits in 2011. Although the U.S. economy grew modestly, prospects for future economic growth brightened. Fiscal policy was the main driver as Republicans regained control of the House of Representatives during the fourth quarter, leading President Obama to agree to extend the Bush tax cuts, temporarily reduce social security withholding taxes, and also adopt a more cooperative tone toward business. Equity funds flows have also turned positive, reflecting an end to investors’ aversion to equities following the 2008 correction. Mitigating these more accommodative government policies, economic challenges persist as the unemployment rate has stayed high, the residential real estate market is faced with several million foreclosures and state and local governments will have to cut spending and jobs to combat large budget deficits.

Although the Fund’s absolute return was solid for the six month period, it trailed the Index which, consistent with previous economic recoveries, was led by low quality stocks and economically sensitive sectors. Also, our stock selection in information technology and the drag from residual cash in a rising stock market detracted from relative performance. The Fund’s investments in the financial services, consumer discretionary and consumer staples sectors performed well during the period.

From an individual stock perspective, the Fund’s largest contributors to performance included Affiliated Managers Group, Progress Software, Nelnet, MDC Partners and Silgan Holdings. The largest detractors from performance were Global Cash Access, Investment Technology Group and Comstock. Recent divestitures included: MIPS Technologies, Concho Resources, Investment Technology and Comstock Resources. These stocks were sold because due to price appreciation or more compelling prospects for better relative value with sale reinvested in stocks offering more attractive potential for future returns. Also, Interactive Data, InfoGROUP, Agron ST and Applied Signal benefitted from mergers and acquisitions activity. New purchases in the last six months included InterDigital, Oasis, Helen of Troy, American Public Education, DG Fastchannel, Kenexa, Six Flags and InterActive Corp.

The Fund seeks long-term capital appreciation through investments in companies which are attractively priced based on the companies’ ability to generate cash flow beyond that required for normal operations and reinvestment in the business. In addition, investments are favored in companies with stable businesses that are run by highly motivated and competent management and are undervalued with discrete potential catalysts that might unlock an investment’s value. This approach of opportunistically buying sound free cash flow producing businesses at inexpensive valuations has generated attractive long-term returns. Recently, our portfolio company managements have become much more active in redeploying their cash flow in accretive ways including acquisitions and share repurchases. These actions should benefit 2011 results and may bode well for the future.

Sincerely,

Eugene Fox III
Portfolio Manager

Robert B. Kirkpatrick, CFA
Portfolio Manager

Brown Cardinal Small Companies Fund
A Message to Our Shareholders
December 31, 2010

Rachel D. Matthews
Portfolio Manager

Amy K. Minella
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure. The value of the Fund’s investment s in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Cardinal Small Companies Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 90.5%

Consumer Discretionary — 15.6%
39,616	AFC Enterprises, Inc.*	550,662
66,600	American Eagle Outfitters, Inc.	974,358
32,800	Ascena Retail Group, Inc.*	866,576
259,192	CBIZ, Inc.*	1,617,358
128,600	Dolan Media Co.*	1,790,112
27,500	Helen of Troy Limited*	817,850
95,404	MDC Partners, Inc.	1,647,627
18,600	Six Flags Entertainment Corp.*	1,011,840
101,612	Speedway Motorsports, Inc.	1,556,696
72,375	Stage Stores, Inc.	1,254,983
111,155	Wendy’s/Arby’s Group, Inc. — Class A	513,536

		12,601,598

Consumer Staples — 3.1%
101,920	B&G Foods, Inc. — Class A	1,399,362
17,100	Ralcorp Holdings, Inc.*	1,111,671

		2,511,033

Energy — 6.0%
29,300	Oasis Petroleum, Inc.*	794,616
2,700	Oceaneering International, Inc.*	198,801
78,600	Resolute Energy Corp.*	1,160,136
20,900	Venoco, Inc.*	385,605
63,400	World Fuel Services Corp.	2,292,544

		4,831,702

Financials — 18.5%
36,139	Affiliated Managers Group, Inc.*	3,585,711
121,700	CapitalSource, Inc.	864,070
44,691	Cash America International, Inc.	1,650,439
139,600	Cypress Sharpridge Investments, Inc.	1,802,236
210,800	Global Cash Access Holdings, Inc.*	672,452
155,400	Hercules Technology Growth Capital, Inc.	1,609,944
137,377	Nelnet, Inc. — Class A	3,254,460
128,000	Northwest Bancshares, Inc.	1,505,280

		14,944,592

Health Care — 6.3%
40,298	Chemed Corp.	2,559,326
28,755	Teleflex, Inc.	1,547,307
24,600	West Pharmaceutical Services, Inc.	1,013,520

		5,120,153

Industrials — 23.5%
47,700	Atlas Air Worldwide Holdings, Inc.*	2,663,091
37,700	Brink’s Co.	1,013,376
89,600	GrafTech International Ltd.*	1,777,664
40,500	Insituform Technologies, Inc.*	1,073,655
88,400	Kaman Corp.	2,569,788
128,300	KAR Auction Services, Inc.*	1,770,540
121,100	R.R. Donnelley & Sons Co.	2,115,616
94,000	Silgan Holdings, Inc.	3,366,140
56,100	SRS Labs, Inc.*	494,241
46,000	Teledyne Technologies, Inc.*	2,022,620

		18,866,731

Information Technology — 16.6%
51,500	ACI Worldwide, Inc.*	1,383,805
62,500	Acxiom Corp.*	1,071,875
6,300	American Public Education, Inc.*	234,612
34,700	Broadridge Financial Solutions, Inc.	760,971
136,900	Convergys Corp.*	1,802,973
29,000	DG Fastchannel, Inc.*	837,520
27,800	InterActiveCorp.*	797,860
19,100	Interdigital, Inc.*	795,324
93,704	j2 Global Communications, Inc.*	2,712,731
5,500	Kenexa Corp.*	119,845
34,068	Liquidity Services, Inc.*	478,655
56,950	Progress Software Corp.*	2,410,124

		13,406,295

Materials — 0.9%
35,926	HB Fuller Co.	737,202

Total Common Stocks (Cost $51,042,477)		73,019,306

Real Estate Investment Trusts — 5.8%
30,802	Entertainment Properties Trust	1,424,593
57,500	Government Properties Income Trust	1,540,425
24,700	Hatteras Financial Corp.	747,669
92,900	Medical Properties Trust, Inc.	1,006,107

		4,718,794

Total Real Estate Investment Trusts (Cost $3,924,251)		4,718,794

Short-Term Investments — 3.8%

Money Market Funds — 3.8%
3,080,165	Invesco Liquid Assets Portfolio, 0.19%#	3,080,165

Total Short-Term Investments (Cost $3,080,165)		3,080,165

Total Investments — 100.1% (Cost $58,046,893)		80,818,265
Liabilities in Excess of Other Assets — (0.1)%		(84,522)

NET ASSETS — 100.0%		$80,733,743

PORTFOLIO HOLDINGS
% of Net Assets

Industrials	23.5%
Financials	18.5%
Information Technology	16.6%
Consumer Discretionary	15.6%
Health Care	6.3%
Energy	6.0%
Real Estate Investment Trusts	5.8%
Money Market	3.8%
Consumer Staples	3.1%
Materials	0.9%
Other Assets and Liabilities	(0.1)%

100.0%

*	Non-Income Producing
#	Seven-day yield as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Small-Cap Fundamental Value
A Message to Our Shareholders
December 31, 2010

Dear Shareholder:

During the six-month period ended December 31, 2010, the Small-Cap Fundamental Value Fund (the “Fund”) increased 32.00%. During the same period, the Russell 2000 Value Index, the Fund’s benchmark, increased 26.58%.

The outperformance resulted from the significant appreciation of many of the Fund’s larger positions, as well as our sector underweight positioning in financials (23% vs. 38%) and overweight position in energy (12% vs. 6%). Since inception, the Fund has consistently been underweight the financial sector. This is the result of a number of factors, including general concern about the state of the banking sector, expensive valuation levels within the REIT sub-sector of financials and more attractive opportunities outside of financials. Conversely, the Fund has had an overweight position in the energy sector due to the attractive valuations and investment opportunities specifically within energy services. In both cases, the Fund benefited from individual security selection within the sectors.

The Fund experienced the greatest level of activity within its financial sector investments. Specifically, the Fund added nine names and exited five. The names that were exited were typically below-average position sizes that either had reached their target valuations or it was determined that the investment thesis was not intact. We have built meaningful positions in several specialty finance companies including Cypress Sharpridge Investments Inc., Horizon Technology Finance Corp., and Starwood Property Trust Inc. Consistent with our previous investments in the specialty finance space, each company owns and invests in loans or other financial assets that generate attractive risk-adjusted yields. By buying at attractive prices, the Fund seeks to capture significantly above-market dividend yields with the potential for capital appreciation.

Within the banking sector, the Fund acquired positions in several banking organizations. Specifically, we acquired a position in National Penn Bancshares Inc. National Penn is a community-oriented bank based in the Greater Philadelphia area that raised a significant amount of capital from an established private equity firm with a strong track record of investing in banks. By buying in at a price within range of where the private equity firm invested, we benefited from the due diligence efforts of the transaction and avoided the potential for a dilutive capital raise. We also acquired a stake in Capital Federal Financial Inc., a Kansas-based thrift undergoing a second-step demutualization that successfully navigated the financial crisis of 2008. The Fund was able to invest at an attractive multiple of tangible book value in a vastly overcapitalized institution with a management team that has a demonstrated track record of returning capital to shareholders through dividends and share repurchases.

Tower Group Inc. is a niche property & casualty insurance company with an attractive capital position, acquired at a discounted valuation. While the core business is valuable, there is also significant value in the insurance exchange that the company gained control of when it acquired the renewal rights from OneBeacon Insurance Group; we believe this will grow to be a sizable source of fee income.

The Fund added five names in other sectors as well.  Sizable positions included two focused on the sensors business, Sensata Technologies Holdings N.V. and Measurement Specialties Inc. Each of these should benefit from a long-term growth trend in the use of industrial sensors. Another investment in the industrial sector that was acquired during this period was Brady Corp. Brady is a significant supplier of safety and security products to businesses. With low price points and a broad selection, Brady has a significant level of recurring sales.

In addition to selling specific names in which the initial investment thesis had altered, the Fund also exited two positions that were acquired. In one situation, Gymboree Corp., a children’s clothes retailer, a financial buyer executed a leveraged buyout at a cash price. In another, Robbins & Myers Inc., a strategic buyer acquired T-3 Energy Services, an oilfield services company, in a stock and cash transaction. The Fund exited T-3 after the announcement, but prior to consummation of the transaction.

Hughes Communications Inc. and Kraton Performance Polymers Inc. were the Fund’s largest positions and correspondingly, the largest contributors to performance. Hughes is the dominant provider of broadband internet delivered to consumer and businesses via satellites. The position was acquired at a significant discount to its most direct competitor. As Hughes continued to add subscribers throughout the year, the market slowly recognized its long-term growth potential. Kraton, a specialty chemical company, was also acquired at a significant discount and benefited from a return on capital-driven sales philosophy that has manifested itself through successively improved financial performance over the course of the year.

Notable detractors from performance included Park Sterling Corp., Comtech Telecommunications Corp. and Lender Processing Services Inc. Park Sterling failed to execute on a stated M&A strategy, Comtech lost a significant government contract, and LPS had significant concerns raised surrounding a potential legal liability at one of its subsidiaries. In each case, the Fund exited its position.

Brown Advisory Small-Cap Fundamental Value
A Message to Our Shareholders
December 31, 2010

We have remained consistent in our approach to investments. The Fund invests in companies that generate significant amounts of free cash flow and have management teams that have allocated that cash flow in a manner that has historically built shareholder value. This consists of a prudent level of reinvestment, well-executed mergers and acquisitions and capital returned to shareholders through dividends, and thoughtful share repurchases. In each circumstance, the Fund strives to acquire these investments at attractive prices.

Sincerely,

David Schuster, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 89.2%

Consumer Discretionary — 13.8%
58,335	American Greetings Corp. — Class A	1,292,704
46,550	AnnTaylor Stores Corp.*	1,275,004
12,177	Ascent Media Corp.*	471,981
34,965	Cato Corp. — Class A	958,391
51,765	GameStop Corp. — Class A*	1,184,383
40,380	Helen of Troy Limited*	1,200,901
20,535	Liberty Media-Starz*	1,365,166

		7,748,530

Consumer Staples — 3.0%
25,515	Casey’s General Stores, Inc.	1,084,642
35,045	Spartan Stores, Inc.	594,013

		1,678,655

Energy — 8.8%
30,310	Dresser-Rand Group, Inc.*	1,290,903
139,800	North American Energy Partners, Inc.*	1,713,949
18,315	Oceaneering International, Inc.*	1,348,533
10,672	Tidewater, Inc.	574,580

		4,927,965

Financials — 18.0%
19,975	Assurant, Inc.	769,436
25,835	Assured Guaranty, Ltd.	457,280
87,641	Capitol Federal Financial, Inc.	1,043,804
12,370	Coinstar, Inc.*	698,163
83,950	Cypress Sharpridge Investments, Inc.	1,083,795
223,785	Gfi Group, Inc.	1,049,552
36,025	Golub Capital BDC, Inc.	616,748
35,795	HCC Insurance Holdings, Inc.	1,035,906
91,470	Horizon Technology Finance Corp.*	1,321,742
97,565	National Penn Bancshares, Inc.	783,447
55,527	Pacific Premier Bancorp, Inc.*	349,265
67,475	Susquehanna Bancshares, Inc.	653,158
10,820	Tower Group, Inc.	276,776

		10,139,072

Health Care — 3.4%
22,010	Amerigroup Corp.*	966,679
48,830	Immucor, Inc.*	968,299

		1,934,978

Industrials — 15.6%
58,765	Actuant Corp. — Class A	1,564,324
36,105	Brady Corp.	1,177,384
40,245	Brink’s Co.	1,081,786
41,480	Gulf Island Fabrication, Inc.	1,168,906
43,250	LSB Industries, Inc.*	1,049,245
14,034	Measurement Specialties, Inc.*	411,898
46,055	Sensata Technologies Holding NV — Class A*	1,386,716
45,525	UTi Worldwide, Inc.	965,130

		8,805,389

Information Technology — 13.4%
50,050	Broadridge Financial Solutions, Inc.	1,097,597
26,190	DST Systems, Inc.	1,161,527
54,150	Echostar Corp. — Class A*	1,352,126
25,237	Interactive Intelligence, Inc.*	660,200
25,500	MAXIMUS, Inc.	1,672,290
32,695	TNS, Inc.*	680,056
60,230	Total System Services, Inc.	926,337

		7,550,133

Materials — 5.2%
82,835	KMG Chemicals, Inc.	1,372,576
50,735	Kraton Performance Polymers, Inc.*	1,570,248

		2,942,824

Telecommunication Services — 8.0%
62,370	Hughes Communications, Inc.*	2,522,243
127,600	Knology, Inc.*	1,994,388

		4,516,631

Total Common Stocks (Cost $38,066,399)		50,244,177

Real Estate Investment Trust — 2.6%
18,270	Agree Realty Corp.	478,491
46,505	Starwood Property Trust, Inc.	998,927

Total Real Estate Investment Trust (Cost $1,375,875)		1,477,418

Investment Companies — 3.0%
44,500	Ares Capital Corp.	733,360
134,770	MCG Capital Corp.	939,347

Total Investment Companies (Cost $1,226,313)		1,672,707

Short-Term Investments — 4.8%

Money Market Funds — 4.8%
2,677,005	Invesco Liquid Assets Portfolio, 0.19%#	2,677,005

Total Short-Term Investments (Cost $2,677,005)		2,677,005

Total Investments — 99.6% (Cost $43,345,592)		56,071,307
Other Assets in Excess of Liabilities — 0.4%		239,031

NET ASSETS — 100.0%		$56,310,338

PORTFOLIO HOLDINGS
% of Net Assets

Financials	18.0%
Industrials	15.6%
Consumer Discretionary	13.8%
Information Technology	13.4%
Energy	8.8%
Telecommunication Services	8.0%
Materials	5.2%
Money Market	4.8%
Health Care	3.4%
Consumer Staples	3.0%
Investment Companies	3.0%
Real Estate Investment Trust	2.6%
Other Assets and Liabilities	0.4%

100.0%

*	Non-Income Producing
#	Seven-day yield as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Opportunity Fund
A Message to Our Shareholders
December 31, 2010

Dear Shareholder:

During the six-month period ended December 31, 2010, the Brown Advisory Opportunity Fund Institutional Shares (the “Fund”) increased 25.02% in value. During the same period, the Russell 3000 Index (the “Index”), the Fund’s benchmark, increased 24.46%.

Over the last half of 2010, stock prices in general rose consistently as modestly improving economic conditions domestically and continuing growth in overseas markets – led to an improving corporate earnings outlook. That outlook, coupled with moderately priced equities, prompted investors to push equity markets steadily higher. While concerns of the health of the American consumer linger, in general, market conditions continue to improve.

From a portfolio perspective, no sector had an outsized impact on performance. For example, Qualcomm, an information technology company and one of the largest holdings in the Fund, contributed slightly over 2.5% to the Fund’s return as the stock climbed more than 50%. Offsetting that, another large technology holding, Cisco Systems, fell slightly in the last half of 2010, and modestly detracted from performance as a result. A similar comparison can be made with two of the fund’s health care names: Athenahealth, an aggregator of medical records technology, climbed just under 57%, while NuVasive, an innovator in spinal surgery process, fell 27% in the last half. On the whole, though, we are pleased that the Fund exceeded the Index overall.

We added several names in the second half of 2010 to further diversify the portfolio. Among these were energy names, including Canadian Natural Resources and Southwestern Energy, and apparel retailers Ann Taylor and Urban Outfitters, among others. These were funded for the most part by trimming existing names, rather than exiting holdings altogether. An exception is Alberto Culver, which was eliminated after the company announced that it will be acquired in an all-cash deal by Unilever Plc. We felt that Unilever’s offer, generally viewed as somewhat lower than Alberto’s long-term prospects, was unlikely to be bettered by another competitor and the position was eliminated.

The Fund seeks to provide outperformance in all markets by employing a broad-based, fundamentally driven research process to build a well-diversified portfolio. By identifying superior businesses in attractive industries regardless of market capitalization limitations or investment style, we hope to provide attractive returns over the long term.

Sincerely,

Darryl R. Oliver, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The Fund is also a non-diversified fund, such that it may focus a percentage of its assets in securities of fewer issuers. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Opportunity Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 95.6%

Consumer Discretionary — 19.5%
9,710	AnnTaylor Stores Corp.*	265,957
18,260	Citi Trends, Inc.*	448,283
6,935	Coach, Inc.	383,575
5,550	Darden Restaurants, Inc.	257,742
9,550	Snap-on, Inc.	540,339
9,855	Starbucks Corp.	316,641
10,880	Urban Outfitters, Inc.*	389,613

		2,602,150

Energy — 14.6%
4,565	Canadian Natural Resources, Ltd.	202,777
3,275	Diamond Offshore Drilling, Inc.	218,999
2,650	Exxon Mobil Corp.	193,768
4,485	FMC Technologies, Inc.*	398,761
1,965	Occidental Petroleum Corp.	192,767
2,155	Oceaneering International, Inc.*	158,673
8,035	Southwestern Energy Co.*	300,750
5,200	Total S.A. ADR	278,096

		1,944,591

Financials — 5.8%
2,435	Ace, Ltd.	151,579
8,740	American Express Co.	375,121
3,510	Assurant, Inc.	135,205
3,675	Bank of New York Mellon Corp.	110,985

		772,890

Health Care — 9.2%
8,990	athenahealth, Inc.*	368,410
8,775	Covance, Inc.*	451,122
500	Intuitive Surgical, Inc.*	128,875
11,150	NuVasive, Inc.*	285,998

		1,234,405

Industrials — 10.2%
4,475	Fluor Corp.	296,513
8,000	Graco, Inc.	315,599
2,530	IDEX Corp.	98,974
7,725	Sensata Technologies Holding NV — Class A*	232,600
2,140	Stericycle, Inc.*	173,169
12,765	Titan Machinery, Inc.*	246,365

		1,363,220

Information Technology — 29.6%
4,910	Accenture PLC — Class A	238,086
1,855	Apple, Inc.*	598,349
18,335	Cisco Systems, Inc.*	370,917
3,085	Citrix Systems, Inc.*	211,045
12,260	Genpact Limited*	186,352
17,575	Lender Processing Services, Inc.	518,814
2,790	Mastercard, Inc. — Class A	625,266
12,315	Pegasystems, Inc.	451,098
12,330	QUALCOMM, Inc.	610,212
3,635	Trimble Navigation, Ltd.*	145,146

		3,955,285

Materials — 6.7%
5,285	Air Products & Chemicals, Inc.	480,671
5,025	Sherwin-Williams Co.	420,844

		901,515

Total Common Stocks (Cost $10,625,573)		12,774,056

Short-Term Investments — 4.4%

Money Market Funds — 4.4%
580,507	Invesco Liquid Assets Portfolio, 0.19%#	580,507

Total Short-Term Investments (Cost $580,507)		580,507

Total Investments — 100.0% (Cost $11,206,080)		13,354,563
Other Assets in Excess of Liabilities — 0.0%		1,145

NET ASSETS — 100.0%		$13,355,708

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	29.6%
Consumer Discretionary	19.5%
Energy	14.6%
Industrials	10.2%
Health Care	9.2%
Materials	6.7%
Financials	5.8%
Money Market	4.4%
Other Assets and Liabilities	0.0%

100.0%

*	Non-Income Producing
#	Seven-day yield as of December 31, 2010.
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2010

Dear Shareholder:

For the six-month period ended December 31, 2010, the Brown Advisory Maryland Municipal Fund (the “Fund”) returned 0.24%, lagging the Fund’s primary benchmark, the Barclay’s Capital 1-10 year Municipal Bond Index, which returned 0.44%.

Mostly positive economic news early in the year turned quickly sour as oil began to spill into the Gulf of Mexico and Greek fiscal problems came to a head. “Double dip” recession talk and deflationary fears dominated the middle part of the year. Persistently high unemployment, along with declining home prices, continued to dampen consumers’ willingness to spend, and the availability of credit to consumers and small businesses hampered their ability to spend. By the fourth quarter, bond yields had reached a cyclical low, and the Federal Reserve was intent on keeping short rates near zero and began to implement the second round of securities purchases (“QE2”). These actions, combined with Congress’ extension of the Bush tax cuts and other stimulative measures, helped to convince investors that better times were ahead, perhaps spurring inflation. Many quickly moved from “safe” assets into more risky markets such as equities and commodities.

Municipal bonds followed suit in the bond market sell off that materialized in the fourth quarter. New issue supply of municipals was heavy in the quarter, and some muni investors succumbed to unreasonable predictions of defaults in the public sector. While we had taken more defensive actions in portfolios prior to the sell-off, these measures did not fully protect portfolios in the market decline. Additionally, we were able to purchase higher yielding revenue issues and reduce exposure to credits with appropriation risk.

The Fund seeks to provide a high level of current income exempt from both federal and Maryland state income taxes without undue risk. The Fund is classified as a non-diversified Fund, meaning it may focus a larger percentage of assets in the securities of fewer issuers. Specifically, for 50% of the Fund, no issuer may represent over 5% of assets.

Sincerely,

Paul D. Corbin
Portfolio Manager

Monica M. Hausner
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 96.0%

General Obligation Bonds — 66.2%
475,000	Annapolis Maryland Public Improvement Callable 6/1/2019 @ 100[1]	4.00%	06/01/2024	483,184
500,000	Anne Arundel County Maryland Prerefunded 2/15/2011 @ 101[1]	4.75%	02/15/2017	507,740
500,000	Anne Arundel County Maryland Prerefunded 2/15/2011 @ 101[1]	4.80%	02/15/2018	507,770
565,000	Anne Arundel County Maryland Consolidated General Improvement	5.00%	03/01/2015	645,287
3,555,000	Anne Arundel County Maryland Consolidated General Improvement	5.00%	04/01/2016	4,129,132
950,000	Anne Arundel County Maryland Consolidated General Improvement	4.00%	04/01/2018	1,048,107
1,350,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 3/1/2015 @ 100[1]	5.00%	03/01/2017	1,516,631
1,060,000	Anne Arundel County Maryland Consolidated Water & Sewer	4.00%	04/01/2018	1,165,025
585,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 4/1/2019 @ 100[1]	4.00%	04/01/2021	613,179
500,000	Anne Arundel County Maryland Consolidated Water & Sewer Callable 3/1/2017 @ 100[1]	4.50%	03/01/2025	514,485
1,400,000	Baltimore County Maryland Consolidated Public Improvement Callable 9/1/2012 @ 100[1]	5.00%	09/01/2013	1,494,598
900,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	09/01/2015	1,038,852
1,320,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	08/01/2017	1,553,666
400,000	Baltimore County Maryland Consolidated Public Improvement Prerefunded 8/1/2012 @ 100[1]	5.00%	08/01/2018	427,244
1,280,000	Baltimore County Maryland Consolidated Public Improvement AGM Insured Series A	5.00%	10/15/2015	1,467,418
2,000,000	Baltimore County Maryland Metropolitan District	5.00%	08/01/2016	2,340,580
1,505,000	Baltimore County Maryland Metropolitan District	4.00%	08/01/2018	1,666,953
500,000	Baltimore County Maryland Metropolitan District 70th Issue, Callable 9/1/2016 @ 100[1]	4.00%	09/01/2019	530,820
1,450,000	Baltimore County Maryland Metropolitan District 71st Issue, Callable 2/1/2018 @ 100[1]	5.00%	02/01/2020	1,636,151
2,000,000	Baltimore County Maryland Pension Funding	5.00%	08/01/2013	2,212,160
3,330,000	Baltimore County Maryland Refunding Metropolitan District Callable 9/01/2012 @ 100[1]	5.00%	09/01/2013	3,555,007
265,000	Baltimore Maryland Consolidated Public Improvement	4.00%	10/15/2012	280,288
250,000	Baltimore Maryland Consolidated Public Improvement	5.00%	10/15/2015	285,493
440,000	Baltimore Maryland Consolidated Public Improvement NATL-RE Insured Series A	5.00%	10/15/2014	495,295
250,000	Caroline County Maryland Public Improvement Callable 11/1/2016 @ 100 XLCA Insured[1]	4.00%	11/01/2020	252,728
2,540,000	Carroll County Maryland Consolidated Public Improvement	4.00%	11/01/2013	2,757,144
1,000,000	Carroll County Maryland Consolidated Public Improvement Callable 11/1/2018 @ 100	4.50%	11/01/2023	1,058,320
1,000,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	5.00%	11/01/2015	1,157,920
500,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	4.00%	12/01/2015	556,290
500,000	Charles County Maryland Consolidated Public Improvement	4.20%	02/01/2011	501,655
250,000	Charles County Maryland Consolidated Public Improvement Prerefunded 2/1/2011 @ 101[1]	4.30%	02/01/2012	253,328
900,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	3.00%	02/01/2013	941,931
1,100,000	Charles County Maryland County Commissioners Consolidated Public Improvement	5.00%	03/01/2014	1,229,591
1,930,000	Charles County Maryland County Commissioners Consolidated Public Improvement Series A	5.00%	02/01/2015	2,201,995
250,000	Charles County Maryland County Commissioners Consolidated Public Improvement	5.00%	03/01/2016	289,015
1,005,000	Charles County Maryland County Commissioners Consolidated Public Improvement Callable 3/1/2015 @ 100	4.25%	03/01/2016	1,102,505
290,000	Charles County Maryland County Commissioners Consolidated Public Improvement Callable 3/1/2015 @ 100[1]	4.25%	03/01/2017	313,948
500,000	Charles County Maryland County Commissioners Consolidated Public Improvement Callable 3/1/2017 @ 100 NATL-RE Insured[1]	4.00%	03/01/2020	528,345
305,000	Cumberland Maryland Public Improvement Assured Guaranty Insured	5.00%	09/01/2017	355,169
470,000	Cumberland Maryland Public Improvement Assured Guaranty Insured	5.00%	09/01/2018	546,088
570,000	Easton Maryland Public Facilities Assured Guaranty Insured	4.25%	12/01/2012	609,022
2,000,000	Frederick County Maryland Consolidated Public Improvement Series A	4.00%	02/01/2016	2,214,960
200,000	Frederick County Maryland Public Facilities	5.00%	08/01/2014	225,846
250,000	Frederick County Maryland Public Facilities Callable 8/1/2015 @ 100[1]	5.00%	08/01/2016	284,663
1,000,000	Frederick County Maryland Public Facilities Callable 12/1/2015 @ 100	5.00%	12/01/2017	1,158,850
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/2018	592,560
1,450,000	Frederick County Maryland Public Facilities Prerefunded 11/1/2012 @ 101	5.00%	11/01/2020	1,578,267
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/2021	586,685
500,000	Frederick County Maryland Refunding Series C	4.00%	12/01/2013	543,010
375,000	Frederick County Maryland Special Obligation Urbana Community Development Authority A	4.00%	07/01/2017	387,713

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)
General Obligation Bonds — (Continued)

395,000	Hagerstown Maryland Public Facilities Series A	3.00%	07/15/2017	410,429
575,000	Hagerstown Maryland Public Facilities Series A	3.00%	07/15/2019	575,472
300,000	Harford County Maryland Callable 7/15/2015 @ 100[1]	5.00%	07/15/2022	314,034
200,000	Harford County Maryland Consolidated Public Improvement Callable 1/15/2011 @ 101[1]	4.25%	01/15/2013	202,310
500,000	Howard County Maryland Consolidated Public Improvement Series A	5.00%	02/15/2017	584,855
1,000,000	Howard County Maryland Consolidated Public Improvement Series A	5.00%	02/15/2017	1,169,710
2,000,000	Howard County Maryland Consolidated Public Improvement Project Series A, Unrefunded Balance Callable 2/15/2012 @ 100[1]	5.25%	08/15/2012	2,104,540
685,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2014	775,502
2,000,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/2015	2,208,840
300,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/2015	345,990
1,660,000	Howard County Maryland Consolidated Public Improvement Project Series A	4.00%	04/15/2016	1,847,314
560,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series LL-2	3.00%	11/01/2015	596,047
210,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series MM-2	3.00%	11/01/2015	223,518
430,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series LL-2	3.00%	11/01/2016	456,191
210,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series MM-2	3.00%	11/01/2016	222,791
1,600,000	Maryland State	5.00%	02/01/2011	1,606,336
725,000	Maryland State & Local Facilities 2nd Series A	4.00%	08/01/2016	808,049
220,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/2012	235,356
500,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/2013	552,365
300,000	Maryland State & Local Facilities Loan 2nd Series, Callable 8/1/2013 @ 100[1]	5.00%	08/01/2014	329,661
500,000	Maryland State & Local Facilities Loan 1st Series, Callable 8/1/2014 @ 100[1]	5.00%	08/01/2015	560,545
500,000	Maryland State & Local Facilities Loan 2nd Series A	5.00%	08/01/2015	576,220
665,000	Maryland State & Local Facilities Loan 2nd Series A, Callable 8/1/2015 @ 100[1]	5.00%	08/01/2017	767,550
250,000	Maryland State & Local Facilities Loan Series C	2.50%	11/01/2017	254,380
1,000,000	Maryland State & Local Facilities Loan 2nd Series, Callable 8/1/2017 @ 100[1]	5.00%	08/01/2018	1,151,720
225,000	Maryland State & Local Facilities Loan Series C	5.00%	11/01/2018	264,085
2,750,000	Maryland State & Local Facilities Loan 1st Series, Callable 3/15/2017 @ 100[1]	5.00%	03/15/2019	3,106,207
2,210,000	Maryland State & Local Facilities Loan Capital Improvement Series A	5.50%	08/01/2013	2,469,608
125,000	Maryland State & Local Facilities Loan Capital Improvement 1st Series A	5.25%	03/01/2015	144,130
100,000	Montgomery County Maryland — Housing Opportunity Commission FHA VA Insured Series A	3.45%	07/01/2011	101,265
200,000	Montgomery County Maryland — Housing Opportunity Commission Housing Development Multi-Family Revenue Series A, Callable 7/1/2010 @ 100[1]	5.40%	07/01/2011	200,708
565,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2014	639,077
1,975,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2015	2,265,009
500,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2015	576,220
500,000	Montgomery County Maryland Consolidated Public Improvement Seires A, Callable 9/1/2014 @ 100[1]	5.00%	09/01/2015	561,625
1,745,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/2016	2,030,796
2,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2016	2,334,780
500,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 4/1/2014 @ 100[1]	5.00%	04/01/2017	560,290
2,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2017	2,347,320
1,000,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/2017	1,173,660
1,700,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 5/1/2017 @ 100[1]	5.00%	05/01/2018	1,991,873
130,000	Montgomery County Maryland Consolidated Public Improvement Series A, Callable 8/1/2018 @ 100[1]	4.00%	08/01/2019	140,617
250,000	Montogmery County Maryland Consolidated Public Improvement Series A, Callable 5/1/2013 @ 100[1]	4.00%	05/01/2019	257,043

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)
General Obligation Bonds — (Continued)

500,000	Ocean City Maryland NATL-RE FGIC Insured	4.25%	03/01/2011	503,160
345,000	Prince Georges County Maryland Consolidated Public Improvement Series A	5.00%	07/15/2012	368,315
1,790,000	Prince Georges County Maryland Consolidated Public Improvement	5.00%	09/15/2014	2,026,101
750,000	Prince Georges County Maryland Consolidated Public Improvement Series A	5.00%	07/15/2015	858,938
1,945,000	Prince Georges County Maryland Consolidated Public Improvement	4.00%	09/15/2016	2,160,701
2,860,000	Prince Georges County Maryland Consolidated Public Improvement Series A	4.00%	09/15/2018	3,131,585
565,000	Washington County Maryland Public Improvement	4.50%	01/01/2015	632,082
585,000	Washington County Maryland Public Improvement	3.00%	01/01/2017	613,022
640,000	Washington County Maryland Public Improvement	4.00%	01/01/2018	704,102
230,000	Washington Suburban Sanitation District — General Construction	4.25%	06/01/2012	242,068
1,630,000	Washington Suburban Sanitation District — General Construction Callable 6/1/2013 @ 100[1]	4.00%	06/01/2014	1,738,379
1,500,000	Washington Suburban Sanitation District — General Construction Callable 6/1/2014 @ 100[1]	4.00%	06/01/2015	1,624,065
210,000	Washington Suburban Sanitation District — Sewage Disposal	4.00%	06/01/2014	229,625
255,000	Washington Suburban Sanitation District — Water Supply	5.00%	06/01/2012	271,075
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/2015	1,723,050
1,000,000	Washington Suburban Sanitation District Consolidated Public Improvement Series A	4.00%	06/01/2016	1,113,480
1,500,000	Washington Suburban Sanitation District Consolidated Public Improvement	5.00%	06/01/2016	1,747,320
2,000,000	Washington Suburban Sanitation District Consolidated Public Improvement Callable 6/1/2018 @ 100[1]	3.00%	06/01/2019	2,031,700
500,000	Washington Suburban Sanitation District Consolidated Public Improvement Callable 6/1/2018 @ 100[1]	3.25%	06/01/2020	507,615
2,305,000	Washington Suburban Sanitation District Consolidated Public Improvement Callable 6/1/2018 @ 100[1]	3.75%	06/01/2021	2,378,529
560,000	Wicomico County Maryland AGM Insured	3.00%	12/01/2013	589,680
1,330,000	Wicomico County Maryland AGM Insured	3.00%	12/01/2014	1,402,272
1,115,000	Worcester County Maryland — Consolidated Public Improvement Project	5.00%	03/01/2013	1,216,209
1,000,000	Worcester County Maryland Public Improvement	5.00%	10/01/2016	1,170,150
500,000	Worcester County Maryland Public Improvement	5.00%	10/01/2017	587,355

				121,957,229

Revenue Bonds — 29.8%
725,000	Baltimore County Maryland Catholic Health Initiatives Series A, Callable 9/1/2016 @ 100[1]	5.00%	09/01/2019	786,828
500,000	Baltimore County Maryland Certificates of Participation — Equipment Acquisition Program	4.00%	08/01/2014	543,135
500,000	Baltimore County Maryland Certificates of Participation — Equipment Acquisition Program	4.00%	08/01/2015	546,520
200,000	Baltimore County Maryland Certificates of Participation — Equipment Acquisition Program	5.00%	08/01/2016	229,608
925,000	Baltimore Maryland Convention Center Callable 9/1/2010 @ NATL-RE Insured[1]	5.00%	09/01/2019	927,350
1,250,000	Baltimore Maryland Revenue Refunding Water Project Series A1	5.50%	07/01/2026	1,340,250
120,000	Baltimore Maryland Wastewater Project Series C	3.00%	07/01/2012	124,084
390,000	Baltimore Maryland Wastewater Project Series C	3.00%	07/01/2013	408,077
360,000	Baltimore Maryland Wastewater Project Series A, Callable 7/1/2018 @ 100 AGM Insured[1]	5.00%	07/01/2020	402,397
1,000,000	Baltimore Maryland Wastewater Project Series C, Callable 7/1/2016 @ 100 AMBAC Insured[1]	5.00%	07/01/2021	1,071,560
200,000	Maryland State Community Development Administration — Residential Program Series E	3.80%	09/01/2013	209,864
500,000	Maryland State Community Development Administration — Residential Program Series G	4.10%	09/01/2014	530,555
1,000,000	Maryland State Community Development Administration — Residential Program Series C	3.85%	09/01/2015	1,035,840
455,000	Maryland State Department of Transportation	5.00%	05/01/2012	482,059
1,050,000	Maryland State Department of Transportation 2nd Issue	4.00%	06/01/2013	1,127,322
1,000,000	Maryland State Department of Transportation	5.25%	12/15/2014	1,145,400
1,300,000	Maryland State Department of Transportation	5.25%	12/15/2016	1,533,206
1,325,000	Maryland State Department of Transportation	5.00%	02/15/2017	1,537,542
500,000	Maryland State Department of Transportation Callable 2/15/2016 @ 100[1]	4.25%	02/15/2018	540,510
500,000	Maryland State Department of Transportation Callable 5/15/2017 @ 100[1]	4.00%	05/15/2020	521,910
700,000	Maryland State Department of Transportation 2nd Issue, Callable 9/1/2018 @ 100[1]	4.00%	09/01/2021	722,757
500,000	Maryland State Economic Development Corporation — Maryland Department of Transportation Headquarters Callable 6/1/2012 @ 100.5[1]	5.00%	06/01/2015	533,250

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)
Revenue Bonds — (Continued)

290,000	Maryland State Economic Development Corporation — University of Maryland College Park Project Callable 7/1/2011 @ 100 AMBAC Insured[1]	5.38%	07/01/2012	295,519
500,000	Maryland State Economic Development Corporation — University of Maryland College Park Project Callable 6/1/2016 @ 100 CIFG Insured[1]	5.00%	06/01/2022	477,355
245,000	Maryland State Economic Development Corporation — University of Maryland/Baltimore Series A	4.50%	10/01/2011	240,472
235,000	Maryland State Economic Development Corporation Economic Development Revenue Lutheran World Relief/Refugee Callable 4/1/2017 @ 100[1]	5.25%	04/01/2019	242,426
500,000	Maryland State Health & Higher Educational Facilities — Adventist Health Care Series A, Callable 1/1/2013 @ 101[1]	5.00%	01/01/2014	519,525
400,000	Maryland State Health & Higher Educational Facilities — Anne Arundel Health System, Inc.	4.00%	07/01/2014	419,304
385,000	Maryland State Health & Higher Educational Facilities — Anne Arundel Health System, Inc.	4.00%	07/01/2016	398,848
500,000	Maryland State Health & Higher Educational Facilities — Board of Child Care	4.50%	07/01/2012	520,195
450,000	Maryland State Health & Higher Educational Facilities — Bullis School Callable 1/1/2011 @ 101 AGM Insured[1]	5.00%	07/01/2013	455,787
100,000	Maryland State Health & Higher Educational Facilities — Bullis School Callable 1/1/2011 @ 101 AGM Insured[1]	5.00%	07/01/2015	101,221
500,000	Maryland State Health & Higher Educational Facilities — Carroll County General Hospital Callable 7/1/2012 @ 100[1]	5.00%	07/01/2013	520,395
1,395,000	Maryland State Health & Higher Educational Facilities — Charlestown Community Project	5.00%	01/01/2018	1,427,237
270,000	Maryland State Health & Higher Educational Facilities — Edenwald Series A	4.80%	01/01/2012	270,130
450,000	Maryland State Health & Higher Educational Facilities — Frederick Memorial Hospital	4.20%	07/01/2011	454,721
250,000	Maryland State Health & Higher Educational Facilities — Goucher College Callable 7/1/2014 @ 100[1]	4.50%	07/01/2019	253,148
500,000	Maryland State Health & Higher Educational Facilities — Greater Baltimore Medical Center Callable 7/1/2011 @ 100[1]	5.00%	07/01/2020	501,740
250,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System Mandatory Tender 11/15/2011 @ 100#	5.00%	05/15/2042	259,615
950,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System Mandatory Tender 5/15/2013 @ 100#	5.00%	05/15/2046	1,027,378
350,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Health System Series B#	4.30%	05/15/2048	379,726
900,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Hospital	5.00%	05/15/2011	914,922
500,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Hospital Callabe 5/15/2011 @ 100[1]	4.60%	05/15/2014	504,930
100,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins Hospital Callable 5/15/2011 @ 100[1]	4.70%	05/15/2015	100,863
250,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University Series A, Callable 7/1/2011 @ 100[1]	5.00%	07/01/2012	255,383
250,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University Series A, Callable 7/1/2011 @ 100[1]	5.00%	07/01/2013	255,330
250,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University Series A	5.00%	07/01/2013	275,185
500,000	Maryland State Health & Higher Educational Facilities — Johns Hopkins University Series A	5.00%	07/01/2018	581,515
535,000	Maryland State Health & Higher Educational Facilities — Kennedy Krieger Institute Callable 4/5/2010 @ 100[1]	5.30%	07/01/2012	536,081
200,000	Maryland State Health & Higher Educational Facilities — Kennedy Krieger Institute	4.38%	07/01/2013	205,458
500,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health Series A, Prerefunded 7/1/2014 @ 100[1]	4.00%	07/01/2017	540,600
500,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health	5.00%	07/01/2017	544,480
250,000	Maryland State Health & Higher Educational Facilities — Lifebridge Health Callable 7/1/2017 @ 100[1]	5.00%	07/01/2018	269,223
250,000	Maryland State Health & Higher Educational Facilities — Medstar Health	4.38%	08/15/2013	263,875
200,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge Series A, Callable 7/1/2017 @ 100[1]	5.00%	07/01/2026	185,814
135,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge Series A, Callable 7/1/2017 @ 100[1]	5.00%	07/01/2027	124,436

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)
Revenue Bonds — (Continued)

200,000	Maryland State Health & Higher Educational Facilities — Mercy Ridge Callable 7/1/2017 @ 100[1]	4.50%	07/01/2035	169,688
1,000,000	Maryland State Health & Higher Educational Facilities — Peninsula Regional Medical Center Callable 7/1/2016 @ 100[1]	5.00%	07/01/2026	987,790
260,000	Maryland State Health & Higher Educational Facilities — University Maryland Medical System Series F	5.00%	07/01/2018	278,967
515,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	5.00%	07/01/2012	531,609
500,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	4.00%	07/01/2015	527,150
965,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System	4.00%	07/01/2015	1,010,307
500,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System Callable 7/1/2018 @ 100 AMBAC Insured[1]	5.50%	07/01/2024	521,030
400,000	Maryland State Health & Higher Educational Facilities — University of Maryland Medical System AMBAC Insured	4.00%	07/01/2013	421,176
250,000	Maryland State Health & Higher Educational Facilities — Washington Christian Academy Callable 1/1/2017 @ 100[1]	5.25%	07/01/2018	107,100
240,000	Maryland State Health & Higher Educational Facilities — Western Medical Health Series A, Callable 7/1/2016 @ 100 NATL-RE FHA 242 Insured[1]	5.00%	01/01/2025	236,558
500,000	Maryland State Industrial Development Financing Authority — National Aquarium Baltimore Facility Series B, Callable 11/1/2012 @ 100[1]	4.50%	11/01/2014	522,360
750,000	Maryland State Transportation Authority Series A	3.00%	07/01/2016	791,085
990,000	Maryland State Transportation Authority Series A	5.00%	07/01/2018	1,142,648
570,000	Maryland State Transportation Authority Callable 7/1/2018 @ 100[1]	5.00%	07/01/2021	628,739
200,000	Maryland State Transportation Authority Grant & Revenue	5.00%	03/01/2015	228,020
100,000	Maryland State Transportation Authority Grant & Revenue	4.50%	03/01/2018	113,038
1,000,000	Maryland State Transportation Authority Grant & Revenue	5.25%	03/01/2019	1,177,790
500,000	Maryland State Transportation Authority Grant & Revenue Callable 3/1/2017 @ 100[1]	4.00%	03/01/2019	532,610
500,000	Maryland State Transportation Authority Grant & Revenue Callable 3/1/2017 @ 100	5.00%	03/01/2019	561,915
970,000	Maryland State Transportation Authority Transportatoin Facilities Project 2009A, Callable 7/1/2019 @ 100[1]	5.00%	07/01/2022	1,068,310
1,715,000	Maryland State Water Quality Financing	5.00%	03/01/2015	1,938,429
500,000	Maryland State Water Quality Financing Series A	5.00%	09/01/2015	576,895
265,000	Maryland State Water Quality Financing — Administrative Revlolving Loan Fund Series A, Callable 3/1/2018 @ 100[1]	5.00%	03/01/2019	304,111
500,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund	5.00%	03/01/2017	574,490
350,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund	5.00%	03/01/2018	401,114
300,000	Maryland State Water Quality Financing — Administrative Revolving Loan Fund Callable 3/1/2018 @ 100[1]	4.00%	03/01/2019	317,439
400,000	Queen Annes County Maryland — Public Facilities Callable 11/15/2015 @ 100 NATL-RE Insured[1]	5.00%	11/15/2017	448,832
2,000,000	University of Maryland System Auxiliary Series A	4.00%	04/01/2014	2,174,259
425,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.50%	10/01/2012	446,267
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	5.00%	04/01/2013	545,965
1,000,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series D	3.00%	04/01/2015	1,057,710
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.75%	10/01/2015	546,215
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	4.00%	10/01/2016	554,195
250,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A, Callable 10/1/2016 @ 100[1]	5.00%	10/01/2019	276,885
510,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A, Prerefunded 4/1/2012 @ 100	5.13%	04/01/2021	539,055
500,000	University of Mayrland System Auxiliary Facility & Tuition Revenue Series A, Callable 4/1/2017 @ 100[1]	4.00%	04/01/2020	522,565
100,000	University or Maryland System Auxiliary Facility & Tuition Revenue Series A, Callable 10/1/2016 @ 100[1]	5.00%	10/01/2022	107,530

The accompanying notes are an integral part of these financial statements.

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)
Revenue Bonds — (Continued)

940,000	Washington County Maryland — Public Improvement Callable 7/1/2017 @ 100 AMBAC Insured[1]	4.25%	07/01/2022	982,620
500,000	Westminster Maryland Educational Facilities Revenue — McDaniel College, Inc. Callable 11/1/2016 @ 100[1]	4.38%	11/01/2024	464,775

				54,960,102

Total Municipal Bonds (Cost $172,009,952)				176,917,331

Short-Term Investments — 2.8%

Money Market Funds — 2.8%
5,158,970	Fidelity Institutional Money Market Tax Exempt, 0.08%*			5,158,970

Total Short-Term Investments (Cost $5,158,970)				5,158,970

Total Investments — 98.8% (Cost $177,168,922)				182,076,301
Other Assets in Excess of Liabilities — 1.2%				2,122,363

TOTAL NET ASSETS — 100.0%				$184,198,664

PORTFOLIO HOLDINGS
% of Net Assets

General Obligation Bonds	66.2%
Revenue Bonds	29.8%
Money Market	2.8%
Other Assets and Liabilities	1.2%

100.0%

[1]	Continuously callable with 30 days notice.
#	Variable rate security. Rate disclosed is as of December 31, 2010.
*	Seven-day yield as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2010

Dear Shareholder:

For the six-month period ended December 31, 2010, Brown Advisory Intermediate Income Fund’s Institutional Shares (the “Fund”) returned 1.11%, lagging the Fund’s primary benchmark, the Barclay’s Capital Intermediate U.S. Aggregate Bond Index, which returned 1.30%. The Fund’s secondary benchmark, the Barclay’s Intermediate Government Credit Index, returned 1.27% for the six-month period.

Mostly positive economic news early in the year turned quickly sour as oil began to spill into the Gulf of Mexico and Greek fiscal problems came to a head. “Double dip” recession talk and deflationary fears dominated the middle part of the year. Persistently high unemployment, along with declining home prices, continued to dampen consumers’ willingness to spend and the availability of credit to consumers and small businesses hampered their ability to spend. By the fourth quarter, bond yields had reached a cyclical low, and the Federal Reserve was intent on keeping short rates near zero and began to implement the second round of securities purchases (“QE2”).

These actions, combined with Congress’ extension of the Bush tax cuts and other stimulative measures, helped to convince investors that better times were ahead, perhaps spurring inflation. Many quickly moved from “safe” assets into more risky markets such as equities and commodities.

With money moving out of bonds, prices fell dramatically and the Fund’s naturally defensive bias helped to protect principal during this retrenchment. Other steps taken were the holding of Treasury Inflation Protected Securities (TIPS), which participate in Consumer Price Index increases, an overweight to corporate bonds which tend to decline less than Treasuries as the economy grows, and a shorter than benchmark duration which typically translates into muted price declines.

The Fund continues to seek to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Sincerely,

Paul D. Corbin
Portfolio Manager

Monica M. Hausner
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 23.5%
2,750,000	America Movil SAB de CV	5.50%	03/01/2014	2,987,234
2,500,000	American Express Co.	7.00%	03/19/2018	2,916,143
1,000,000	Baltimore Gas & Electric Co.	6.75%	06/05/2012	1,063,308
3,500,000	Bank of America Corp.#	4.00%	03/23/2017	3,473,446
2,750,000	Barrick North America Finance LLC	6.80%	09/15/2018	3,319,454
2,735,000	Berkshire Hathaway, Inc.	3.20%	02/11/2015	2,824,897
2,500,000	Charles Schwab Corp.	4.95%	06/01/2014	2,720,722
2,500,000	Comcast Corp.	6.50%	01/15/2017	2,885,582
2,750,000	Consolidated Natural Gas Co., Series A	5.00%	12/01/2014	2,992,902
2,750,000	FPL GROUP Capital, Inc.	6.00%	03/01/2019	3,052,979
3,000,000	General Electric Co.	5.00%	02/01/2013	3,208,506
2,565,000	Goldman Sachs Group, Inc.	3.63%	08/01/2012	2,648,103
2,750,000	GTE Corp.	6.84%	04/15/2018	3,121,987
2,750,000	ICI Wilmington, Inc.	5.63%	12/01/2013	3,004,658
2,190,000	John Deere Capital Corp.	5.25%	10/01/2012	2,356,624
2,750,000	Kraft Foods, Inc.	6.00%	02/11/2013	3,012,906
2,145,000	MBNA America Bank NAˆ	7.13%	11/15/2012	2,320,478
2,000,000	Morgan Stanley#	0.55%	01/18/2011	2,000,192
2,820,000	ONEOK Partners LP	6.15%	10/01/2016	3,173,168
1,500,000	PACCAR, Inc.	6.88%	02/15/2014	1,721,807
2,500,000	Potash Corp. Of Saskatchewan, Inc.	5.25%	05/15/2014	2,735,800
2,000,000	PPL Energy Supply LLC	6.50%	05/01/2018	2,230,124
2,607,000	Spectra Energy Capital LLC, Series B	6.75%	07/15/2018	2,881,344
2,500,000	Starbucks Corp.	6.25%	08/15/2017	2,798,398
1,328,000	W.R. Berkley Corp.	6.15%	08/15/2019	1,356,796

Total Corporate Bonds & Notes (Cost $62,197,897)				66,807,558

Municipal Bonds — 2.7%
1,000,000	District of Columbia Income Tax Secured, Series 2010F	4.71%	12/01/2022	976,710
910,000	Los Angeles County Metropolitan Transportation Authority Measure, Series 2010-A	4.28%	06/01/2021	855,901
3,000,000	New York City Transitional Taxable-Future Tax Subordinated Series	1.50%	05/01/2013	3,008,880
3,000,000	Ohio State Major New Infrastructure Project, Series 2010-4	4.84%	12/15/2019	2,958,000

Total Municipal Bonds (Cost $7,931,925)				7,799,491

U.S. Government Agency Obligations — 51.7%

FHLB Notes — 9.0%
5,000,000	FHLB	3.13%	12/13/2013	5,278,450
7,000,000	FHLB	4.75%	12/16/2016	7,838,425
5,000,000	FHLB	1.38%	06/08/2012	5,063,595
6,776,964	FHLB, Series TQ-2015-A	5.07%	10/20/2015	7,307,321

				25,487,791

Mortgage Backed Securities — 42.7%
114,411	Commercial Mortgage Pass-Through Certificates, Series 2005-C6-A2	5.00%	06/10/2044	114,333
8,030,930	FHLMC PC Pool # J09470	4.50%	04/01/2024	8,394,831
9,954,861	FHLMC PC	4.00%	07/01/2025	10,258,173
1,013,416	FHLMC, Pool # 1B0889#	4.52%	05/01/2033	1,056,251
826,220	FHLMC, Pool # 1J0203#	5.17%	04/01/2035	863,032
1,050,038	FHLMC, Pool # A40782	5.00%	12/01/2035	1,106,684
1,839,252	FHLMC, Pool # A87434	5.00%	07/01/2039	1,939,059
13,563	FHLMC, Pool # C00210	8.00%	01/01/2023	15,785
1,218,358	FHLMC, Pool # C90993	5.50%	10/01/2026	1,311,448
687,533	FHLMC, Pool # E93051	5.50%	12/01/2017	738,239
2,741	FHLMC, Pool # G10543	6.00%	06/01/2011	2,766
14,139	FHLMC, Pool # G10682	7.50%	06/01/2012	14,483

The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $

U.S. Government Agency Obligations — (Continued)
Mortgage Backed Securities — (Continued)

12,719	FHLMC, Pool # G10690	7.00%	07/01/2012	13,379
2,359,671	FHLMC, Pool # G11649	4.50%	02/01/2020	2,491,665
5,894,678	FHLMC, Pool # G18309	4.50%	05/01/2024	6,161,781
2,327,353	FHLMC, Pool # G30412	6.00%	03/01/2028	2,522,832
497,539	FHLMC, Pool # M80931	5.50%	08/01/2011	511,281
950,666	FHLMC REMIC, Series 2782	4.00%	11/15/2033	998,675
2,351,204	FHLMC REMIC, Series R005-VA	5.50%	03/15/2016	2,530,627
7,000,000	FNMA	4.88%	12/15/2016	7,857,619
8,570,715	FNMA#	3.61%	10/01/2039	8,878,334
179,317	FNMA, Pool # 254089	6.00%	12/01/2016	195,231
926,244	FNMA, Pool # 255276	4.00%	06/01/2011	941,952
2,302,695	FNMA, Pool # 256752	6.00%	06/01/2027	2,504,993
2,257,838	FNMA, Pool # 257048	6.00%	01/01/2028	2,456,196
28,175	FNMA, Pool # 409589	9.50%	11/01/2015	31,401
77,942	FNMA, Pool # 433646	6.00%	10/01/2013	84,713
68,279	FNMA, Pool # 539082	7.00%	08/01/2028	77,638
127,349	FNMA, Pool # 625536	6.00%	01/01/2032	140,308
88,823	FNMA, Pool # 628837	6.50%	03/01/2032	99,888
548,537	FNMA, Pool # 663238	5.50%	09/01/2032	590,668
719,857	FNMA, Pool # 725544	5.50%	12/01/2017	775,421
134,764	FNMA, Pool # 741373#	2.70%	12/01/2033	140,288
154,262	FNMA, Pool # 744805#	4.27%	11/01/2033	160,013
254,761	FNMA, Pool # 764342#	1.90%	02/01/2034	264,128
1,379,873	FNMA, Pool # 768005	4.00%	09/01/2013	1,414,629
459,602	FNMA, Pool # 805440	7.00%	11/01/2034	521,926
2,862,748	FNMA, Pool # 831413	5.50%	04/01/2036	3,070,095
1,041,788	FNMA, Pool # 842239	5.00%	09/01/2020	1,085,896
743,067	FNMA, Pool # 848817	5.00%	01/01/2036	784,629
1,294,634	FNMA, Pool # 866920#	5.38%	02/01/2036	1,347,679
3,685,646	FNMA, Pool # 888218	5.00%	03/01/2037	3,880,276
1,835,522	FNMA, Pool # 889584	5.50%	01/01/2037	1,974,204
2,761,448	FNMA, Pool # 909932	6.00%	03/01/2037	3,012,247
1,837,941	FNMA, Pool # 944581	5.00%	07/01/2022	1,951,273
3,687,844	FNMA, Pool # 981257	5.00%	05/01/2023	3,914,876
8,701,844	FNMA, Pool # AA7001	5.00%	06/01/2039	9,210,313
8,529,510	FNMA, Pool # AA7686	4.50%	06/01/2039	8,792,574
6,541,182	FNMA, Pool # AA8753	5.00%	06/01/2039	6,923,400
44,498	GNMA, Pool # 487110	6.50%	04/15/2029	50,527
7,651	GNMA, Pool # 571166	7.00%	08/15/2031	8,784
98,953	GNMA, Pool # 781186	9.00%	06/15/2030	118,351
474,244	GNMA, Pool # 781450	5.00%	06/15/2017	504,840
3,000,000	GNMA REMIC Trust, Series 2010-124	2.79%	12/15/2016	2,929,473
3,555,227	GNMA, Series 2008-1-PA	4.50%	12/20/2036	3,735,964

				121,476,071

Total U.S. Government Agency Obligations (Cost $143,127,919)				146,963,862

U.S. Treasury Securities — 16.3%
12,000,000	U.S. Treasury Note	4.25%	08/15/2015	13,289,064
2,000,000	U.S. Treasury Note	2.75%	02/15/2019	1,974,532
15,138,300	United States Treasury Inflation Indexed Bonds	0.50%	04/15/2015	15,493,111
15,043,050	United States Treasury Inflation Indexed Bonds	1.25%	07/15/2020	15,423,835

Total U.S. Treasury Securities (Cost $45,086,652)				46,180,542

The accompanying notes are an integral part of these financial statements.

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Par
Value	Security Description	Rate	Maturity	Value $

Short-Term Investments — 4.7%

Money Market Funds — 4.7%
13,225,396	Invesco Liquid Assets Portfolio, 0.19%*			13,225,396

Total Short-Term Investments (Cost $13,225,396)				13,225,396

Total Investments — 98.9% (Cost $271,569,789)				280,976,849
Other Assets in Excess of Liabilities — 1.1%				3,051,825

NET ASSETS — 100.0%				$284,028,674

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	42.7%
Corporate Bonds & Notes	23.5%
U.S. Treasury Securities	16.3%
FHLB Notes	9.0%
Money Market	4.7%
Municipal Bonds	2.7%
Other Assets and Liabilities	1.1%

100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2010.
*	Seven-day yield as of December 31, 2010.
ˆ	Security is exempt from registration under Rule 144A of the Securities Act of 1933 and is considered liquid by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

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Statements of Assets and Liabilities
 December 31, 2010 (Unaudited)

	BROWN	BROWN		BROWN		BROWN	BROWN		BROWN		BROWN	BROWN
	ADVISORY	ADVISORY		ADVISORY		ADVISORY	CARDINAL		ADVISORY	BROWN	ADVISORY	ADVISORY
	GROWTH	VALUE		FLEXIBLE		SMALL-CAP	SMALL		SMALL-CAP	ADVISORY	MARYLAND	INTERMEDIATE
	EQUITY	EQUITY		VALUE		GROWTH	COMPANIES		FUNDAMENTAL	OPPORTUNITY	BOND	INCOME
	FUND	FUND		FUND		FUND	FUND		VALUE FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost:	$135,462,051	$130,096,550		$20,744,134		$142,555,780	$58,046,893		$43,345,592	$11,206,080	$177,168,922	$271,569,789
Net unrealized appreciation (depreciation)	44,330,937	32,294,719		4,050,202		55,393,345	22,771,372		12,725,715	2,148,483	4,907,379	9,407,060

Total investments, at market value	179,792,988	162,391,269		24,794,336		197,949,125	80,818,265		56,071,307	13,354,563	182,076,301	280,976,849
Cash	—	—		2,785		—	—		20,123	—	—	—
Receivables:
Investment securities sold	1,582,471	428,233		—		1,034,593	211,217		577,237	—	—	7,433
Fund shares sold	2,048,485	178,352		49,003		230,462	128,997		422,000	—	225,000	2,279,675
Interest and dividends	63,795	247,965		30,423		8,116	100,988		69,118	6,684	2,287,712	1,740,852
Prepaid expenses and other assets	22,385	23,456		23,066		21,239	21,165		10,699	19,768	4,535	31,549

Total Assets	183,510,124	163,269,275		24,899,613		199,243,535	81,280,632		57,170,484	13,381,015	184,593,548	285,036,358

LIABILITIES
Payables:
Investment securities purchased	3,344,951	450,090		—		691,387	437,007		707,353	—	—	—
Fund shares redeemed	125,275	110,000		—		264,445	—		3,649	—	5,000	109
Distributions	—	114,708		8,088		—	—		73,293	—	276,389	814,991
Accrued Liabilities:
Investment advisor fees, net	105,895	101,997		13,703		166,797	68,111		46,354	8,005	55,077	85,526
Administration, accounting, and transfer agent fees	19,243	26,713		2,292		25,307	11,056		7,083	2,239	23,021	46,204
Custodian fees	2,197	2,901		651		3,582	2,089		3,750	534	3,375	3,492
Shareholder service fees	6,747	6,954		948		7,710	3,388		2,318	537	7,868	10,894
Distribution fees	9,018	6,197		707		6,347	242		—	—	—	20,284
Chief Compliance Officer fees	1,416	1,380		1,298		1,395	1,444		1,472	1,389	1,319	2,255
Trustees’ fees and expenses	98	186		130		420	493		441	435	2,778	1,191
Other expenses	18,154	25,755		8,388		17,724	23,059		14,433	12,168	20,057	22,738

Total Liabilities	3,632,994	846,881		36,205		1,185,114	546,889		860,146	25,307	394,884	1,007,684

NET ASSETS	$179,877,130	$162,422,394		$24,863,408		$198,058,421	$80,733,743		$56,310,338	$13,355,708	$184,198,664	$284,028,674

COMPONENTS OF NET ASSETS
Paid-in capital	$141,711,767	$180,630,305		$27,684,015		$155,713,122	$93,497,832		$43,222,458	$73,626,188	$179,498,847	$272,723,112
Undistributed (Accumulated) net investment income (loss)	(269,122)	565,229		41,020		(622,663)	272,201		(27,970)	(26,877)	—	27,708
Accumulated net realized gain (loss)	(5,896,566)	(51,067,859)		(6,911,829)		(12,425,383)	(35,807,662)		390,135	(62,392,086)	(207,562)	1,870,794
Unrealized appreciation on investments	44,330,937	32,294,719		4,050,202		55,393,345	22,771,372		12,725,715	2,148,483	4,907,379	9,407,060
Unrealized appreciation (depreciation) on foreign receivables	114	—		—		—	—		—	—	—	—

NET ASSETS	$179,877,130	$162,422,394		$24,863,408		$198,058,421	$80,733,743		$56,310,338	$13,355,708	$184,198,664	$284,028,674

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Institutional Shares:
Net assets	$172,335,542	$157,524,565		$23,599,897		$183,887,245	$80,326,601		$56,310,338	$13,355,708	$184,198,664	$252,892,008
Shares outstanding (unlimited shares authorized)	13,484,244	13,064,492		2,728,515		13,144,537	6,510,337		3,732,117	968,414	17,204,957	22,701,887
Net asset value per share	$12.78	$12.06		$8.65		$13.99	$12.34		$15.09	$13.79	$10.71	$11.14
A Shares:
Net assets	$7,541,588	$4,897,829		$1,263,511		$5,351,323	$407,142		$—	$—	$—	$31,136,666
Shares outstanding (unlimited shares authorized)	602,890	404,223		145,943		392,602	33,507		—	—	—	2,842,866
Net asset value per share	$12.51	$12.12		$8.66		$13.63	$12.15		$—	$—	$—	$10.95
Maximum offering price per share	$12.96 (a)	$12.56	(a)	$9.09	(b)	$14.12 (a)	$12.59	(a)	$—	$—	$—	$11.12	(c)
D Shares:
Net assets	$—	$—		$—		$8,819,853	$—		$—	$—	$—	$—
Shares outstanding (unlimited shares authorized)	—	—		—		321,541	—		—	—	—	—
Net asset value per share	$—	$—		$—		$27.43	$—		$—	$—	$—	$—

(a) Computation of maximum offering price per share 100/96.50 of net asset value
(b) Computation of maximum offering price per share 100/95.25 of net asset value
(c) Computation of maximum offering price per share 100/98.50 of net asset value

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities
 December 31, 2010 (Unaudited)

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Statements of Operations
 For the Six Months Ended December 31, 2010 (Unaudited)

	BROWN	BROWN	BROWN	BROWN	BROWN	BROWN		BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY	CARDINAL	ADVISORY	BROWN	ADVISORY	ADVISORY
	GROWTH	VALUE	FLEXIBLE	SMALL-CAP	SMALL	SMALL-CAP	ADVISORY	MARYLAND	INTERMEDIATE
	EQUITY	EQUITY	VALUE	GROWTH	COMPANIES	FUNDAMENTAL	OPPORTUNITY	BOND	INCOME
	FUND	FUND	FUND	FUND	FUND	VALUE FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$372,115	$1,899,155	$153,939	$343,459	$831,077	$448,135	$73,210	$—	$—
Less: foreign taxes withheld	(4,640)	(39,812)	(1,104)	—	(4,070)	—	(2,093)	—	—
Interest Income	6,889	6,113	1,222	8,325	2,519	2,871	386	2,749,883	5,273,041

Total investment income	374,364	1,865,456	154,057	351,784	829,526	451,006	71,503	2,749,883	5,273,041

EXPENSES
Investment advisor fees	490,740	578,765	94,496	865,293	376,741	233,321	65,586	340,910	549,454
Administration, accounting, and transfer agent fees	47,422	55,837	8,048	63,290	27,296	16,890	4,739	70,411	113,889
Shareholder service fees:
Institutional Shares	31,018	37,327	5,292	40,145	18,745	11,666	3,279	48,701	70,423
Distribution fees:
A Shares	16,979	12,576	1,334	11,588	919	—	—	—	40,350
Custodian fees	4,097	2,868	2,838	2,914	1,911	2,764	1,827	2,353	6,251
Insurance fees	234	400	180	282	238	245	222	568	759
Registration fees	19,936	16,338	18,532	24,966	14,434	9,894	11,470	725	25,911
Professional fees	16,850	14,913	14,749	15,567	15,151	13,254	13,026	13,542	16,587
Trustees’ fees and expenses	2,136	2,610	914	2,903	2,242	1,938	1,640	1,450	3,793
Chief Compliance Officer fees	4,627	4,654	4,685	4,643	5,241	4,583	4,663	4,687	4,613
Miscellaneous expenses	9,447	12,219	4,589	13,387	8,047	6,140	8,553	13,544	19,970

Total Expenses	643,486	738,507	155,657	1,044,978	470,965	300,695	115,005	496,891	852,000

Fees waived and expenses reimbursed	—	—	(26,740)	—	—	—	(16,625)	—	—

Net Expenses	643,486	738,507	128,917	1,044,978	470,965	300,695	98,380	496,891	852,000

NET INVESTMENT INCOME (LOSS)	(269,122)	1,126,949	25,140	(693,194)	358,561	150,311	(26,877)	2,252,992	4,421,041

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments	3,018,877	6,269,067	18,473	10,364,433	5,002,235	496,489	584,818	80,648	4,934,544

Net realized gain	3,018,877	6,269,067	18,473	10,364,433	5,002,235	496,489	584,818	80,648	4,934,544

Net change in unrealized appreciation (depreciation) on:
Investments	28,675,849	26,651,168	3,588,761	38,805,090	9,853,794	12,280,828	2,327,175	(1,845,663)	(5,590,945)
Foreign receivables	114	—	—	—	—	—	—	—	—

Net change in unrealized appreciation (depreciation)	28,675,963	26,651,168	3,588,761	38,805,090	9,853,794	12,280,828	2,327,175	(1,845,663)	(5,590,945)

NET REALIZED AND UNREALIZED GAIN (LOSS)	31,694,840	32,920,235	3,607,234	49,169,523	14,856,029	12,777,317	2,911,993	(1,765,015)	(656,401)

INCREASE IN NET ASSETS FROM OPERATIONS	$31,425,718	$34,047,184	$3,632,374	$48,476,329	$15,214,590	$12,927,628	$2,885,116	$487,977	$3,764,640

The accompanying notes are an integral part of these financial statements.

Statements of Operations
 For the Six Months Ended December 31, 2010 (Unaudited)

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Statements of Changes in Net Assets

	BROWN ADVISORY			BROWN ADVISORY
	GROWTH EQUITY FUND			VALUE EQUITY FUND
	Six Months Ended			Six Months Ended
	December 31,	Period Ended	Year Ended	December 31,	Period Ended	Year Ended
	2010	June 30,	May 31,	2010	June 30,	May 31,
	(Unaudited)	2010(a)	2010	(Unaudited)	2010(a)	2010
OPERATIONS
Net investment income (loss)	$(269,122)	$(68,076)	$(498,847)	$1,126,949	$97,058	$2,175,378
Net realized gains (losses) on investments	3,018,877	(27,402)	3,139,076	6,269,067	(699,115)	17,370,549
Net increase from payments by affiliates (Note 3)	—	—	—	—	72,977	—
Net change in unrealized appreciations (depreciation)	28,675,963	(4,082,020)	17,936,136	26,651,168	(6,062,905)	8,715,823

Increase (decrease) in Net Assets from Operations	31,425,718	(4,177,498)	20,576,365	34,047,184	(6,591,985)	28,261,750

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	—	(593,001)	(487,819)	(2,815,562)
A Shares	—	—	—	(12,000)	(11,317)	(85,616)

Total Distributions to Shareholders	—	—	—	(605,001)	(499,136)	(2,901,178)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	51,188,239	4,755,276	34,012,816	7,152,724	1,416,469	34,197,806
A Shares	718,168	—	990,190	168,389	122	1,210,733
Reinvestment of distributions:
Institutional Shares	—	—	—	93,347	73,811	419,420
A Shares	—	—	—	10,292	9,974	75,713
Redemption of shares
Institutional Shares	(5,532,403)	(1,069,964)	(8,694,087)	(17,795,210)	(6,271,031)	(20,730,388)
A Shares	(838,727)	(14,865)	(1,011,486)	(1,226,505)	(94,527)	(2,306,444)
Redemption fees	150	100	2,393	42	—	1,405

Increase (Decrease) from Capital Share Transactions	45,535,427	3,670,547	25,299,826	(11,596,921)	(4,865,182)	12,868,245

Increase (Decrease) in Net Assets	76,961,145	(506,951)	45,876,191	21,845,262	(11,956,303)	38,228,817
NET ASSETS
Beginning of year / period	102,915,985	103,422,936	57,546,745	140,577,132	152,533,435	114,304,618

End of year / period	$179,877,130	$102,915,985	$103,422,936	$162,422,394	$140,577,132	$152,533,435

Undistributed (Accumulated) net investment income (loss)	$(269,122)	$—	$—	$565,229	$43,281	$445,359

SHARE TRANSACTIONS
Sale of shares:
Institutional shares	4,267,863	454,088	3,485,958	655,898	138,769	3,380,061
A Shares	64,378	—	103,697	14,954	12	110,849
Reinvestment of distributions:
Institutional shares	—	—	—	8,384	7,617	41,375
A Shares	—	—	—	919	1,024	7,478
Redemption of shares:
Institutional shares	(479,871)	(102,814)	(878,938)	(1,608,418)	(617,318)	(2,040,994)
A Shares	(76,373)	(1,496)	(102,914)	(111,199)	(9,607)	(221,199)

Increase (Decrease) from Capital Share Transactions	3,775,997	349,778	2,607,803	(1,039,462)	(479,503)	1,277,570

(a)	Effective June 1, 2010, The Funds changed their fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY
	FLEXIBLE VALUE FUND
	Six Months Ended
	December 31,	Period Ended	Year Ended
	2010	June 30,	May 31,
	(Unaudited)	2010(a)	2010
OPERATIONS
Net investment income	$25,140	$5,855	$101,352
Net realized gains (losses)	18,473	14,885	(702,342)
Net change in unrealized appreciation (depreciation)	3,588,761	(758,717)	3,941,135

Increase (decrease) in Net Assets from Operations	3,632,374	(737,977)	3,340,145

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(20,807)	(21,686)	(91,773)
A Shares	(232)	(590)	(3,398)

Total Distributions to Shareholders	(21,039)	(22,276)	(95,171)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	3,807,808	1,141,473	4,000,197
A Shares	192,726	—	83,401
Reinvestment of distributions:
Institutional Shares	12,809	14,194	72,910
A Shares	142	419	2,580
Redemption of shares
Institutional Shares	(1,764,243)	(101,560)	(1,722,151)
A Shares	(60,677)	—	(333,631)

Increase from Capital Share Transactions	2,188,565	1,054,526	2,103,306

Increase in Net Assets	5,799,900	294,273	5,348,280
NET ASSETS
Beginning of year / period	19,063,508	18,769,235	13,420,955

End of year / period	$24,863,408	$19,063,508	$18,769,235

Undistributed net investment income	$41,020	$36,919	$36,919

SHARE TRANSACTIONS
Sale of shares:
Institutional shares	472,764	149,565	540,801
A Shares	23,082	—	10,786
Reinvestment of distributions:
Institutional shares	1,481	1,937	9,700
A Shares	16	57	341
Redemption of shares:
Institutional shares	(217,803)	(13,719)	(231,589)
A Shares	(7,375)	—	(43,972)

Increase from Capital Share Transactions	272,165	137,840	286,067

(a)	Effective June 1, 2010, The Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY			BROWN CARDINAL
	SMALL-CAP GROWTH FUND			SMALL COMPANIES FUND
	Six Months Ended			Six Months Ended
	December 31,	Period Ended	Year Ended	December 31,	Period Ended	Year Ended
	2010	June 30,	May 31,	2010	June 30,	May 31,
	(Unaudited)	2010(a)	2010	(Unaudited)	2010(a)	2010

OPERATIONS
Net investment income (loss)	$(693,194)	$(125,803)	$(1,391,015)	$358,561	$100,854	$190,733
Net realized gains (losses)	10,364,433	1,916,926	15,051,400	5,002,235	43,139	1,485,004
Net change in unrealized appreciation (depreciation)	38,805,090	(8,525,953)	20,227,305	9,853,794	(3,397,287)	14,583,885

Increase (decrease) in Net Assets from Operations	48,476,329	(6,734,830)	33,887,690	15,214,590	(3,253,294)	16,259,622

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	—	(136,661)	(84,469)	(156,228)
A Shares	—	—	—	(462)	—	(46)

Total Distributions to Shareholders	—	—	—	(137,123)	(84,469)	(156,274)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	8,860,342	2,252,392	29,934,871	2,775,000	1,016,835	16,121,210
A Shares	646,793	48,764	1,190,484	5,235	351	13,212
D Shares	—	—	—	—	—	—
Reinvestment of distributions:
Institutional Shares	—	—	—	17,328	10,901	30,299
A Shares	—	—	—	435	—	43
D Shares	—	—	—	—	—	—
Redemption of shares
Institutional Shares	(9,624,531)	(1,663,149)	(10,691,941)	(9,248,772)	(1,970,062)	(14,689,912)
A Shares	(658,660)	(44,006)	(379,309)	(8,333)	(4,018)	(193,296)
D Shares	(428,972)	(18,793)	(1,547,835)	—	—	—
Redemption fees	—	148	245	—	—	—

Increase (Decrease) from Capital Share Transactions	(1,205,028)	575,356	18,506,515	(6,459,107)	(945,993)	1,281,556

Increase (Decrease) in Net Assets	47,271,301	(6,159,474)	52,394,205	8,618,360	(4,283,756)	17,384,904
NET ASSETS
Beginning of year / period	150,787,120	156,946,594	104,552,389	72,115,383	76,399,139	59,014,235

End of year / period	$198,058,421	$150,787,120	$156,946,594	$80,733,743	$72,115,383	$76,399,139

Undistributed (Accumulated) net investment income (loss)	$(622,663)	$70,531	$70,531	$272,201	$50,763	$34,459

SHARE TRANSACTIONS
Sale of shares:
Institutional shares	737,342	205,574	2,936,337	242,775	98,341	1,610,012
A Shares	53,402	4,569	115,178	482	35	1,373
D Shares	—	—		—	—	—
Reinvestment of distributions:
Institutional shares	—	—	—	1,585	1,078	3,036
A Shares	—	—	—	40	—	5
D Shares	—	—	—	—	—	—
Redemption of shares:
Institutional shares	(787,655)	(151,030)	(1,006,287)	(833,093)	(188,204)	(1,478,691)
A Shares	(55,005)	(4,120)	(35,780)	(852)	(383)	(19,771)
D Shares	(19,004)	(873)	(75,033)	—	—	—

Increase (Decrease) from Capital Share Transactions	(70,920)	54,120	1,934,415	(589,063)	(89,133)	115,964

(a)	Effective June 1, 2010, The Funds changed their fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP			BROWN ADVISORY
	FUNDAMENTAL VALUE FUND			OPPORTUNITY FUND
	Six Months Ended			Six Months Ended
	December 31,	Period Ended	Year Ended	December 31,	Period Ended	Year Ended
	2010	June 30,	May 31,	2010	June 30,	May 31,
	(Unaudited)	2010(a)	2010	(Unaudited)	2010(a)	2010
OPERATIONS
Net investment income (loss)	$150,311	$28,487	$(35,669)	$(26,877)	$(9,916)	$(49,828)
Net realized gains (losses)	496,489	(51,679)	2,847,162	584,818	17,911	4,267,799
Net change in unrealized appreciation (depreciation)	12,280,828	(3,315,749)	2,383,649	2,327,175	(604,877)	(601,822)

Increase (decrease) in Net Assets from Operations	12,927,628	(3,338,941)	5,195,142	2,885,116	(596,882)	3,616,149

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(115,434)	—	(108,156)	—	—	—
Net realized gain:
Institutional Shares	(2,105,735)	—	(375,224)	—	—	—
Return of capital:
Institutional Shares	—	—	—	—	—	—

Total Distributions to Shareholders	(2,221,169)	—	(483,380)	—	—	—

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	8,355,180	3,492,454	19,382,156	223,860	54,706	2,233,435
Reinvestment of distributions:
Institutional Shares	2,109,361	—	376,896	—	—	—
Redemption of shares
Institutional Shares	(2,067,688)	(575,029)	(1,462,042)	(3,251,390)	(822,242)	(7,524,358)
Redemption fees	6	—	—	—	—	—

Increase (Decrease) from Capital Share Transactions	8,396,859	2,917,425	18,297,010	(3,027,530)	(767,536)	(5,290,923)

Increase (Decrease) in Net Assets	19,103,318	(421,516)	23,008,772	(142,414)	(1,364,418)	(1,674,774)
NET ASSETS
Beginning of year / period	37,207,020	37,628,536	14,619,764	13,498,122	14,862,540	16,537,314

End of year / period	$56,310,338	$37,207,020	$37,628,536	$13,355,708	$13,498,122	$14,862,540

Accumulated net investment loss	$(27,970)	$(62,847)	$(139,369)	$(26,877)	$—	$—

SHARE TRANSACTIONS
Sale of shares:
Institutional shares	616,829	275,748	1,581,382	16,521	4,802	200,204
Reinvestment of distributions:
Institutional shares	142,720	—	31,433	—	—	—
Redemption of shares:
Institutional shares	(147,522)	(44,099)	(119,400)	(272,411)	(71,636)	(669,010)

Increase (Decrease) from Capital Share Transactions	612,027	231,649	1,493,415	(255,890)	(66,834)	(468,806)

(a)	Effective June 1, 2010, The Funds changed their fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY
	MARYLAND BOND FUND
	Six Months Ended
	December 31,	Period Ended	Year Ended
	2010	June 30,	May 31,
	(Unaudited)	2010(a)	2010
OPERATIONS
Net investment income	$2,252,992	$364,860	$4,180,497
Net realized gains (losses)	80,648	38	(204,530)
Net change in unrealized appreciation (depreciation)	(1,845,663)	172,388	3,238,411

Increase (decrease) in Net Assets from Operations	487,977	537,286	7,214,378

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(2,252,992)	(364,860)	(4,180,497)
Net realized gain:
Institutional Shares	—	—	—

Total Distributions to Shareholders	(2,252,992)	(364,860)	(4,180,497)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	18,913,335	8,605,113	51,740,752
Reinvestment of distributions:
Institutional Shares	541,077	82,705	517,933
Redemption of shares
Institutional Shares	(25,567,876)	(4,073,788)	(38,985,108)
Redemption fees	—	2,500	11,136

Increase (Decrease) from Capital Share Transactions	(6,113,464)	4,616,530	13,284,713

Increase (Decrease) in Net Assets	(7,878,479)	4,788,956	16,318,594
NET ASSETS
Beginning of year / period	192,077,143	187,288,187	170,969,593

End of year / period	$184,198,664	$192,077,143	$187,288,187

Undistributed (Accumulated) net investment income (loss)	$—	$—	$—

SHARE TRANSACTIONS
Sale of shares:
Institutional shares	1,737,509	798,420	4,823,881
Reinvestment of distributions:
Institutional shares	49,643	7,651	48,278
Redemption of shares:
Institutional shares	(2,343,338)	(378,250)	(3,641,058)

Increase (Decrease) from Capital Share Transactions	(556,186)	427,821	1,231,101

(a)	Effective June 1, 2010, The Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	BROWN ADVISORY
	INTERMEDIATE INCOME FUND
	Six Months Ended
	December 31,	Period Ended	Year Ended
	2010	June 30,	May 31,
	(Unaudited)	2010(a)	2010
OPERATIONS
Net investment income	$4,421,041	$812,437	$9,372,199
Net realized gains	4,934,544	362,320	1,103,543
Net change in unrealized appreciation (depreciation)	(5,590,945)	2,464,621	8,225,961

Increase in Net Assets from Operations	3,764,640	3,639,378	18,701,703

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(4,179,132)	(831,649)	(8,740,562)
A Shares	(459,748)	(89,404)	(1,049,279)
Net realized gain:
Institutional Shares	(993,289)	—	—
A Shares	(123,754)	—	—

	(5,755,923)	(921,053)	(9,789,841)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	42,184,595	16,170,517	120,408,129
A Shares	1,795,686	324,711	6,678,612
Reinvestment of distributions:
Institutional Shares	1,729,786	141,239	1,426,375
A Shares	375,952	54,516	620,144
Redemption of shares
Institutional Shares	(69,818,761)	(8,873,606)	(49,802,315)
A Shares	(2,391,360)	(464,028)	(4,978,425)
Redemption fees	5	250	10,555

Increase (Decrease) from Capital Share Transactions	(26,124,097)	7,353,599	74,363,075

Increase (Decrease) in Net Assets	(28,115,380)	10,071,924	83,274,937
NET ASSETS
Beginning of year / period	312,144,054	302,072,130	218,797,193

End of year / period	$284,028,674	$312,144,054	$302,072,130

Undistributed net investment income	$27,708	$245,547	$317,851

SHARE TRANSACTIONS
Sale of shares:
Institutional shares	3,721,844	1,447,310	11,000,836
A Shares	161,434	29,598	620,193
Reinvestment of distributions:
Institutional shares	153,991	12,577	129,721
A Shares	33,911	4,938	57,378
Redemption of shares:
Institutional shares	(6,159,663)	(792,288)	(4,535,630)
A Shares	(214,700)	(42,095)	(460,009)

Increase (Decrease) from Capital Share Transactions	(2,303,183)	660,040	6,812,489

(a)	Effective June 1, 2010, The Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY GROWTH EQUITY FUND

INSTITUTIONAL SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(h)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007	May 31, 2006

Net Asset Value, Beginning Period	$9.99	$10.39	$7.83	$10.66	$10.87	$8.97	$8.50

Net Investment Income (Loss)(a)	(0.02)	(0.01)	(0.06)	(0.03)	(0.04)	(0.02)	(0.01)
Net Realized And Unrealized Gains (Losses)	2.81	(0.39)	2.62	(2.77)	(0.17)	1.92	0.48

Total from Investment Operations	$2.79	$(0.40)	$2.56	$(2.80)	$(0.21)	$1.90	$0.47

Distributions:
from Net Investment Income	—	—	—	—	—	—	—
from Net Realized Gains	—	—	—	(0.03)	—	—	—
from Return of Capital	—	—	—	—	—	—	—

Total Distributions to Shareholders	—	—	—	(0.03)	—	—	—

Redemption fees(a)	— (g)	— (g)	— (g)	—	—	—	—

Net Asset Value, End of Period	$12.78	$9.99	$10.39	$7.83	$10.66	$10.87	$8.97

Total Return(b)(c)	27.93%	(3.85)%	32.69%	(26.26)%	(1.93)%	21.18%	5.53%
Net Assets at End of Period (000’s Omitted)	$172,336	$96,889	$97,136	$52,792	$69,738	$71,355	$52,938
Ratios to Average Net Assets:
Net Investment Income (Loss)(d)	(0.39)%	(0.76)%	(0.56)%	(0.42)%	(0.41)%	(0.25)%	(0.13)%
Net Expenses(d)	0.96%	1.00%	1.10%	1.13%	1.06%	1.09%	1.09%
Gross Expenses(d)(e)	0.96%	1.00%	1.10%	1.13%	1.06%	1.09%	1.11%
Portfolio Turnover Rate(c)	16%	1%	34%	70%	56%	29%	38%

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY GROWTH EQUITY FUND

A SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(h)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007	May 31, 2006(f)

Net Asset Value, Beginning Period	$9.80	$10.20	$7.72	$10.55	$10.83	$8.98	$8.94

Net Investment Income (Loss)(a)	(0.05)	(0.01)	(0.10)	(0.07)	(0.10)	(0.08)	— (g)
Net Realized And Unrealized Gains (Losses)	2.76	(0.39)	2.58	(2.73)	(0.18)	1.93	0.04

Total from Investment Operations	$2.71	$(0.40)	$2.48	$(2.80)	$(0.28)	$1.85	$0.04

Distributions:					—	—	—
from Net Investment Income	—	—	—	—	—	—	—
from Net Realized Gains	—	—	—	(0.03)	—	—	—
from Return of Capital	—	—	—	—	—	—	—

Total Distributions to Shareholders	$—	$—	$—	$(0.03)	$—	$—	$—

Net Asset Value, End of Period	$12.51	$9.80	$10.20	$7.72	$10.55	$10.83	$8.98

Total Return(b)(c)	27.65%	(3.92)%	32.12%	(26.54)%	(2.59)%	20.60%	0.45%
Net Assets at End of Period (000’s Omitted)	$7,542	$6,027	$6,287	$4,755	$5,645	$3,988	$1,825
Ratios to Average Net Assets:
Net Investment Income (Loss)(d)	(0.84)%	(1.21)%	(1.02)%	(0.89)%	(0.96)%	(0.77)%	(0.51)%
Net Expenses(d)	1.41%	1.45%	1.56%	1.60%	1.60%	1.60%	1.49%
Gross Expenses(d)(e)	1.41%	1.45%	1.56%	1.66%	1.67%	2.07%	7.00%
Portfolio Turnover Rate(c)	16%	1%	34%	70%	56%	29%	38%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	See Note 1 for dates of commencement of operations.
(g)	Less than $0.01 per share.
(h)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY VALUE EQUITY FUND

INSTITUTIONAL SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(h)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007	May 31, 2006

Net Asset Value, Beginning Period	$9.69	$10.18	$8.34	$13.07	$16.03	$13.69	$13.66

Net Investment Income (Loss)(a)	0.08	0.01	0.15	0.20	0.19	0.20	0.21
Net Realized And Unrealized Gains (Losses)	2.33	(0.47)	1.89	(4.72)	(1.98)	2.85	0.88

Total from Investment Operations	$2.41	$(0.46)	$2.04	$(4.52)	$(1.79)	$3.05	$1.09

Distributions:
from Net Investment Income	(0.04)	(0.03)	(0.20)	(0.21)	(0.20)	(0.20)	(0.17)
from Net Realized Gains	—	—	—	—	(0.97)	(0.51)	(0.89)
from Return of Capital	—	—	—	—	—	—	—

Total Distributions to Shareholders	$(0.04)	$(0.03)	$(0.20)	$(0.21)	$(1.17)	$(0.71)	$(1.06)

Payments by affiliates (Note 3)	—	— (g)	—	—	—	—	—
Redemption fees(a)	— (g)	—	— (g)	—	—	—	—

Net Asset Value, End of Period	$12.06	$9.69	$10.18	$8.34	$13.07	$16.03	$13.69

Total Return(b)(c)	24.95%	(4.47)%	24.52%	(34.73)%	(11.60)%	22.85%	8.26%
Net Assets at End of Period (000’s Omitted)	$157,525	$135,709	$147,337	$109,188	$196,954	$216,826	$158,306
Ratios to Average Net Assets:
Net Investment Income (Loss)(d)	1.48%	0.79%	1.51%	2.17%	1.33%	1.38%	1.51%
Net Expenses(d)	0.94%	0.97%	1.03%	1.06%	0.97%	0.99%	0.99%
Gross Expenses(d)(e)	0.94%	0.97%	1.03%	1.06%	0.97%	0.99%	0.99%
Portfolio Turnover Rate(c)	30%	7%	62%	108%	47%	39%	75%

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY VALUE EQUITY FUND

A SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(h)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007	May 31, 2006(f)

Net Asset Value, Beginning Period	$9.74	$10.23	$8.37	$13.11	$16.05	$13.68	$13.96

Net Investment Income (Loss)(a)	0.06	— (g)	0.11	0.16	0.11	0.12	0.05
Net Realized And Unrealized Gains (Losses)	2.35	(0.47)	1.90	(4.74)	(2.00)	2.85	(0.33)

Total from Investment Operations	$2.41	$(0.47)	$2.01	$(4.58)	$(1.89)	$2.97	$(0.28)

Distributions:
from Net Investment Income	(0.03)	—	(0.15)	(0.16)	(0.08)	(0.09)	—
from Net Realized Gains	—	(0.02)	—	—	(0.97)	(0.51)	—
from Return of Capital	—	—	—	—	—	—	—

Total Distributions to Shareholders	$(0.03)	$(0.02)	$(0.15)	$(0.16)	$(1.05)	$(0.60)	$—

Payments by affiliates (Note 3)	—	— (g)	—	—	—	—	—

Net Asset Value, End of Period	$12.12	$9.74	$10.23	$8.37	$13.11	$16.05	$13.68

Total Return(b)(c)	24.74%	(4.57)%	24.08%	(35.04)%	(12.15)%	22.14%	(2.01)%
Net Assets at End of Period (000’s Omitted)	$4,898	$4,868	$5,196	$5,116	$6,958	$5,711	$2,120
Ratios to Average Net Assets:
Net Investment Income (Loss)(d)	1.02%	0.34%	1.05%	1.67%	0.75%	0.81%	4.11%
Net Expenses(d)	1.30%	1.42%	1.49%	1.58%	1.56%	1.60%	1.56%
Gross Expenses(d)(e)	1.30%	1.42%	1.49%	1.58%	1.56%	1.86%	4.84%
Portfolio Turnover Rate(c)	30%	7%	62%	108%	47%	39%	75%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	See Note 1 for dates of commencement of operations.
(g)	Less than $0.01 per share.
(h)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY FLEXIBLE VALUE FUND

INSTITUTIONAL SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(h)	May 31, 2010	May 31, 2009(i)	October 31, 2008	October 31, 2007(f)

Net Asset Value, Beginning Period	$7.33	$7.62	$6.16	$6.14	$10.38	$10.00

Net Investment Income (Loss)(a)	0.01	— (g)	0.05	0.03	0.04	0.01
Net Realized And Unrealized Gains (Losses)	1.32	(0.28)	1.45	0.02	(4.20)	0.38

Total from Investment Operations	$1.33	$(0.28)	$1.50	$0.05	$(4.16)	$0.39

Distributions:
from Net Investment Income	(0.01)	(0.01)	(0.04)	(0.03)	(0.05)	(0.01)
from Net Realized Gains	—	—	—	—	(0.03)	—
from Return of Capital	—	—	—	— (g)	—	—

Total Distributions to Shareholders	$(0.01)	$(0.01)	$(0.04)	$(0.03)	$(0.08)	$(0.01)

Redemption fees(a)	—	—	—	—	—	—

Net Asset Value, End of Period	$8.65	$7.33	$7.62	$6.16	$6.14	$10.38

Total Return(b)(c)	18.11%	(3.69)%	24.39%	0.88%	(40.37)%	3.93%
Net Assets at End of Period (000’s Omitted)	$23,600	$18,108	$17,777	$12,416	$16,379	$12,997
Ratios to Average Net Assets:
Net Investment Income (Loss)(d)	0.24%	0.38%	0.61%	1.06%	0.46%	0.12%
Net Expenses(d)	1.15%	1.15%	1.11%	1.14%	1.10%	1.10%
Gross Expenses(d)(e)	1.39%	1.48%	1.61%	2.18%	3.07%	5.06%
Portfolio Turnover Rate(c)	12%	1%	22%	16%	27%	19%

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY FLEXIBLE VALUE FUND

A SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(h)	May 31, 2010	May 31, 2009(i)	October 31, 2008	October 31, 2007(f)

Net Asset Value, Beginning Period	$7.33	$7.62	$6.17	$6.14	$10.36	$10.41

Net Investment Income (Loss)(a)	—	— (g)	0.02	0.02	0.02	(0.02)
Net Realized And Unrealized Gains (Losses)	1.33	(0.29)	1.45	0.01	(4.21)	(0.03)

Total from Investment Operations	$1.33	$(0.29)	$1.47	$0.03	$(4.19)	$(0.05)

Distributions:
from Net Investment Income	— (g)	— (g)	(0.02)	— (g)	—	—
from Net Realized Gains	—	—	—	—	(0.03)	—
from Return of Capital	—	—	—	— (g)	—	—

Total Distributions to Shareholders	$—	$—	$(0.02)	— (g)	$(0.03)	$—

Net Asset Value, End of Period	$8.66	$7.33	$7.62	$6.17	$6.14	$10.36

Total Return(b)(c)	18.17%	(3.75)%	23.88%	0.55%	(40.55)%	(.48)%
Net Assets at End of Period (000’s Omitted)	$1,264	$955	$992	$1,005	$1,080	$951
Ratios to Average Net Assets:
Net Investment Income (Loss)(d)	0.04%	0.18%	0.37%	0.79%	0.24%	(.17)%
Net Expenses(d)	1.35%	1.35%	1.35%	1.42%	1.35%	1.35%
Gross Expenses(d)(e)	1.59%	1.68%	1.85%	2.70%	4.32%	12.67%
Portfolio Turnover Rate(c)	12%	1%	22%	16%	27%	19%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	See Note 1 for dates of commencement of operations.
(g)	Less than $0.01 per share.
(h)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(i)	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period from November 1, 2008 to May 31, 2009.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

INSTITUTIONAL SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(h)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007	May 31, 2006

Net Asset Value, Beginning Period	$10.58	$11.06	$8.47	$13.17	$13.92	$11.38	$10.32

Net Investment Income (Loss)(a)	(0.05)	(0.01)	(0.10)	(0.09)	(0.12)	(0.08)	(0.11)
Net Realized And Unrealized Gains (Losses)	3.46	(0.47)	2.69	(4.25)	0.39	2.62	1.17

Total from Investment Operations	$3.41	$(0.48)	$2.59	$(4.34)	$0.27	$2.54	$1.06

Distributions:
from Net Investment Income	—	—	—	—	—	—	—
				—
from Net Realized Gains	—	—	—	(0.36)	(1.02)	—	—
from Return of Capital	—	—	—	—	—	—	—

Total Distributions to Shareholders	$—	$—	$—	$(0.36)	$(1.02)	$—	$—

Redemption fees(a)	—	— (g)	— (g)	—	—	—	—

Net Asset Value, End of Period	$13.99	$10.58	$11.06	$8.47	$13.17	$13.92	$11.38

Total Return(b)(c)	32.23%	(4.34)%	30.58%	(32.47)%	1.87%	22.32%	10.27%
Net Assets at End of Period (000’s Omitted)	$183,887	$139,647	$145,293	$95,007	$158,648	$147,362	$122,211
Ratios to Average Net Assets:
Net Investment Income (Loss)(d)	(0.79)%	(0.97)%	(0.95)%	(0.96)%	(0.94)%	(0.68)%	(1.01)%
Net Expenses(d)	1.20%	1.22%	1.32%	1.35%	1.25%	1.27%	1.25%
Gross Expenses(d)(e)	1.20%	1.22%	1.32%	1.35%	1.25%	1.27%	1.26%
Portfolio Turnover Rate(c)	33%	7%	71%	90%	81%	65%	80%

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

A SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(h)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007	May 31, 2006(f)

Net Asset Value, Beginning Period	$10.34	$10.80	$8.32	$12.99	$13.83	$11.37	$12.11

Net Investment Income (Loss)(a)	(0.07)	(0.01)	(0.14)	(0.13)	(0.20)	(0.14)	(0.02)
Net Realized And Unrealized Gains (Losses)	3.36	(0.45)	2.62	(4.18)	0.38	2.60	(0.72)

Total from Investment Operations	$3.29	$(0.46)	$2.48	$(4.31)	$0.18	$2.46	$(0.74)

Distributions:
from Net Investment Income	—	—	—	—	—	—	—
from Net Realized Gains	—	—	—	(0.36)	(1.02)	—	—
from Return of Capital	—	—	—	—	—	—	—

Total Distributions to Shareholders	$—	$—	$—	$(0.36)	$(1.02)	$—	$—

Net Asset Value, End of Period	$13.63	$10.34	$10.80	$8.32	$12.99	$13.83	$11.37

Total Return(b)(c)	31.82%	(4.26)%	29.81%	(32.69)%	1.21%	21.64%	(6.11)%
Net Assets at End of Period (000’s Omitted)	$5,351	$4,075	$4,254	$2,615	$3,553	$1,160	$370
Ratios to Average Net Assets:
Net Investment Income (Loss)(d)	(1.24)%	(1.42)%	(1.41)%	(1.46)%	(1.55)%	(1.12)%	(1.55)%
Net Expenses(d)	1.65%	1.67%	1.78%	1.85%	1.85%	1.85%	1.80%
Gross Expenses(d)(e)	1.65%	1.67%	1.78%	1.93%	2.07%	5.11%	11.69%
Portfolio Turnover Rate(c)	33%	7%	71%	90%	81%	65%	80%

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP GROWTH FUND

D SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(h)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007	May 31, 2006

Net Asset Value, Beginning Period	$20.75	$21.67	$16.64	$25.32	$25.93	$21.28	$19.38
Net Investment Income (Loss)(a)	(0.09)	(0.02)	(0.23)	(0.23)	(0.32)	(0.24)	(0.31)
Net Realized And Unrealized Gains (Losses)	6.77	(0.90)	5.26	(8.09)	0.73	4.89	2.21

Total from Investment Operations	$6.68	$(0.92)	$5.03	$(8.32)	$0.41	$4.65	$1.90

Distributions:
from Net Investment Income	—	—	—	—	—	—	—
from Net Realized Gains	—	—	—	(0.36)	(1.02)	—	—
from Return of Capital	—	—	—	—	—	—	—

Total Distributions to Shareholders	$—	$—	$—	$(0.36)	$(1.02)	$—	$—

Net Asset Value, End of Period	$27.43	$20.75	$21.67	$16.64	$25.32	$25.93	$21.28

Total Return(b)(c)	32.19%	(4.25)%	30.23%	(32.61)%	1.50%	21.85%	9.80%
Net Assets at End of Period (000’s Omitted)	$8,820	$7,065	$7,400	$6,931	$12,387	$13,845	$13,982
Ratios to Average Net Assets:
Net Investment Income (Loss)(d)	(0.74)%	(0.92)%	(1.12)%	(1.26)%	(1.29)%	(1.06)%	(1.44)%
Net Expenses(d)	1.15%	1.17%	1.49%	1.65%	1.59%	1.63%	1.68%
Gross Expenses(d)(e)	1.15%	1.17%	1.49%	1.65%	1.59%	1.63%	1.69%
Portfolio Turnover Rate(c)	33%	7%	71%	90%	81%	65%	80%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	See Note 1 for dates of commencement of operations.
(g)	Less than $0.01 per share.
(h)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN CARDINAL SMALL COMPANIES FUND

INSTITUTIONAL SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(h)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007	May 31, 2006(i)

Net Asset Value, Beginning Period	$10.11	$10.58	$8.31	$12.07	$15.72	$14.09	$13.08

Net Investment Income (Loss)(a)	0.07	0.01	0.03	(0.01)	(0.03)	0.12	0.07
Net Realized And Unrealized Gains (Losses)	2.18	(0.47)	2.26	(3.47)	(2.25)	2.30	1.94

Total from Investment Operations	$2.25	$(0.46)	$2.29	$(3.48)	$(2.28)	$2.42	$2.01

Distributions:
from Net Investment Income	(0.02)	(0.01)	(0.02)	—	(0.02)	(0.08)	(0.09)
from Net Realized Gains	—	—	—	(0.28)	(1.35)	(0.71)	(0.91)
from Return of Capital	—	—	—	— (g)	—	—	—

Total Distributions to Shareholders	$(0.02)	$(0.01)	$(0.02)	$(0.28)	$(1.37)	$(0.79)	$(1.00)

Redemption fees(a)	—	—	—	—	—	—	— (g)

Net Asset Value, End of Period	$12.34	$10.11	$10.58	$8.31	$12.07	$15.72	$14.09

Total Return(b)(c)	22.28%	(4.33)%	27.59%	(28.52)%	(14.97)%	17.71%	15.79%
Net Assets at End of Period (000’s Omitted)	$80,327	$71,778	$76,043	$58,583	$122,737	$145,656	$113,999
Ratios to Average Net Assets:
Net Investment Income (Loss)(d)	0.95%	1.65%	0.28%	(0.09)%	(0.25)%	0.86%	0.50%
Net Expenses(d)	1.25%	1.29%	1.37%	1.37%	1.26%	1.27%	1.26%
Gross Expenses(d)(e)	1.25%	1.29%	1.37%	1.37%	1.27%	1.27%	1.28%
Portfolio Turnover Rate(c)	18%	3%	57%	76%	65%	58%	48%

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN CARDINAL SMALL COMPANIES FUND

A SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(h)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007	May 31, 2006(f)

Net Asset Value, Beginning Period	$9.96	$10.42	$8.20	$11.98	$15.67	$14.08	$14.94
Net Investment Income (Loss)(a)	0.04	0.01	(0.02)	(0.05)	(0.11)	0.04	— (g)
Net Realized And Unrealized Gains (Losses)	2.16	(0.47)	2.24	(3.45)	(2.23)	2.28	(0.86)

Total from Investment Operations	$2.20	$(0.46)	$2.22	$(3.50)	$(2.34)	$2.32	$(0.86)

Distributions:
from Net Investment Income	(0.01)	—	— (g)	—	—	(0.02)	—
from Net Realized Gains	—	—	—	(0.28)	(1.35)	(0.71)	—
from Return of Capital	—	—	—	—	—	—	—

Total Distributions to Shareholders	$(0.01)	$—	$— (g)	$(0.28)	$(1.35)	$(0.73)	$—

Redemption fees(a)	—	—	—	—	—	—	— (g)

Net Asset Value, End of Period	$12.15	$9.96	$10.42	$8.20	$11.98	$15.67	$14.08

Total Return(b)(c)	22.15%	(4.41)%	27.09%	(28.94)%	(15.39)%	16.96%	(5.76)%
Net Assets at End of Period (000’s Omitted)	$407	$337	$356	$431	$781	$873	$182
Ratios to Average Net Assets:
Net Investment Income (Loss)(d)	0.50%	1.20%	(0.19)%	(0.57)%	(0.84)%	0.30%	(0.29)%
Net Expenses(d)	1.70%	1.74%	1.83%	1.85%	1.85%	1.85%	1.80%
Gross Expenses(d)(e)	1.70%	1.74%	1.83%	2.38%	2.55%	5.22%	41.84%
Portfolio Turnover Rate(c)	18%	3%	57%	76%	65%	58%	48%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	See Note 1 for dates of commencement of operations.
(g)	Less than $0.01 per share.
(h)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(i)	Shares outstanding as of April 25, 2006 were reclassified as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INSTITUTIONAL SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(g)	May 31, 2010	May 31, 2009(e)

Net Asset Value, Beginning Period	$11.92	$13.03	$10.48	$10.00

Net Investment Income (Loss)(a)	0.04	0.01	(0.02)	(0.01)
Net Realized And Unrealized Gains (Losses)	3.76	(1.12)	2.80	0.50

Total from Investment Operations	$3.80	$(1.11)	$2.78	$0.49

Distributions:
from Net Investment Income	(0.03)	—	(0.05)	—
from Net Realized Gains	(0.60)	—	(0.18)	—
from Return of Capital	—	—	—	(0.01)

Total Distributions to Shareholders	$(0.63)	$—	$(0.23)	$(0.01)

Redemption fees(a)	— (f)	—	—	—

Net Asset Value, End of Period	$15.09	$11.92	$13.03	$10.48

Total Return(b)	32.00%	(8.52)%	26.70%	4.86%
Net Assets at End of Period (000’s Omitted)	$56,310	$37,207	$37,629	$14,620
Ratios to Average Net Assets:
Net Investment Income (Loss)(c)	0.64%	0.91%	(0.14)%	(0.22)%
Net Expenses(c)	1.29%	1.36%	1.47%	1.50%
Gross Expenses(c)(d)	1.29%	1.36%	1.62%	2.91%
Portfolio Turnover Rate(b)	37%	2%	82%	29%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	See Note 1 for dates of commencement of operations.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY OPPORTUNITY FUND

INSTITUTIONAL SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(f)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007	May 31, 2006

Net Asset Value, Beginning Period	$11.03	$11.51	$9.40	$15.10	$15.38	$12.55	$12.39

Net Investment Income (Loss)(a)	(0.03)	(0.01)	(0.03)	(0.10)	(0.14)	(0.06)	(0.16)
Net Realized And Unrealized Gains (Losses)	2.79	(0.47)	2.14	(5.60)	(0.14)	2.89	0.32

Total from Investment Operations	$2.76	$(0.48)	$2.11	$(5.70)	$(0.28)	$2.83	$0.16

Distributions:
from Net Investment Income	—	—	—	—	—	—	—
from Net Realized Gains	—	—	—	—	—	—	—
from Return of Capital	—	—	—	—	—	—	—

Total Distributions to Shareholders	$—	$—	$—	$—	$—	$—	$—

Redemption fees(a)	—	—	—	—	— (e)	—	—

Net Asset Value, End of Period	$13.79	$11.03	$11.51	$9.40	$15.10	$15.38	$12.55

Total Return(b)	25.02%	(4.17)%	22.45%	(37.75)%	(1.82)%	22.55%	1.29	%(g)
Net Assets at End of Period (000’s Omitted)	$13,356	$13,498	$14,863	$16,537	$29,740	$17,903	$18,650
Ratios to Average Net Assets:
Net Investment Income (Loss)(c)	(0.41)%	(0.84)%	(0.29)%	(0.96)%	(0.91)%	(0.45)%	(1.15)%
Net Expenses(c)	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Gross Expenses(c)(d)	1.75%	1.68%	1.75%	1.67%	1.70%	1.97%	1.75%
Portfolio Turnover Rate(b)	25%	3%	97%	151%	131%	118%	96%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.
(g)	Includes a reimbursement by an affiliate. Excluding the effect of this reimbursement, the total return would have been (1.67)%.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY MARYLAND BOND FUND

INSTITUTIONAL SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(f)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007	May 31, 2006

Net Asset Value, Beginning Period	$10.81	$10.81	$10.62	$10.42	$10.29	$10.28	$10.51

Net Investment Income (Loss)(a)	0.13	0.02	0.25	0.31	0.37	0.32	0.29
Net Realized And Unrealized Gains (Losses)	(0.10)	(0.00)	0.19	0.21	0.13	0.01	(0.23)

Total from Investment Operations	$0.03	$0.02	$0.44	$0.52	$0.50	$0.33	$0.06

Distributions:
from Net Investment Income	(0.13)	(0.02)	(0.25)	(0.32)	(0.37)	(0.32)	(0.29)
from Net Realized Gains	—	—	—	—	—	—	—

Total Distributions to Shareholders	$(0.13)	$(0.02)	$(0.25)	$(0.32)	$(0.37)	$(0.32)	$(0.29)

Redemption fees(a)	—	— (e)	— (e)	— (e)	—	—	—

Net Asset Value, End of Period	$10.71	$10.81	$10.81	$10.62	$10.42	$10.29	$10.28

Total Return(b)	0.24%	0.19%	4.21%	5.06%	4.93%	3.21%	0.65%
Net Assets at End of Period (000’s Omitted)	$184,199	$192,077	$187,288	$170,970	$94,001	$92,409	$82,118
Ratios to Average Net Assets:
Net Investment Income (Loss)(c)	2.31%	2.36%	2.32%	2.93%	3.55%	3.06%	2.83%
Net Expenses(c)	0.51%	0.54%	0.62%	0.46%	0.27%	0.71%	0.80%
Gross Expenses(c)(d)	0.51%	0.54%	0.62%	0.70%	0.77%	0.80%	0.80%
Portfolio Turnover Rate(b)	7%	1%	8%	9%	10%	6%	8%

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Less than $0.01 per share.
(f)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY INTERMEDIATE INCOME FUND

INSTITUTIONAL SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(g)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007	May 31, 2006

Net Asset Value, Beginning Period	$11.23	$11.13	$10.76	$10.76	$10.46	$10.36	$10.76

Net Investment Income (Loss)(a)	0.16	0.03	0.38	0.42	0.49	0.47	0.43
Net Realized And Unrealized Gains (Losses)	0.36	0.10	0.38	0.02	0.35	0.11	(0.39)

Total from Investment Operations	$0.52	$0.13	$0.76	$0.44	$0.84	$0.58	$0.04

Distributions:
from Net Investment Income	(0.17)	(0.03)	(0.39)	(0.42)	(0.54)	(0.48)	(0.44)
from Net Realized Gains	(0.44)	—	—	(0.02)	—	—	—

Total Distributions to Shareholders	$(0.61)	$(0.03)	$(0.39)	$(0.44)	$(0.54)	$(0.48)	$(0.44)

Redemption fees(a)	— (f)	— (f)	— (f)	— (f)	— (f)	—	— (f)

Net Asset Value, End of Period	$11.14	$11.23	$11.13	$10.76	$10.76	$10.46	$10.36

Total Return(b)(c)	1.11%	1.20%	7.17%	4.24%	7.70%	5.72%	0.42%
Net Assets at End of Period (000’s Omitted)	$252,892	$280,537	$270,658	$190,708	$142,412	$128,463	$111,564
Ratios to Average Net Assets:
Net Investment Income (Loss)(d)	3.13%	3.23%	3.45%	3.97%	4.54%	4.46%	4.09%
Net Expenses(d)	0.58%	0.53%	0.61%	0.63%	0.58%	0.60%	0.60%
Gross Expenses(d)(e)	0.58%	0.53%	0.61%	0.63%	0.58%	0.60%	0.61%
Portfolio Turnover Rate(c)	34%	6%	25%	32%	56%	25%	33%

The accompanying notes are an integral part of these financial statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

BROWN ADVISORY INTERMEDIATE INCOME FUND

A SHARES
	Six Months Ended
	December 31, 2010	Year/Period Ended:
	(Unaudited)	June 30, 2010(g)	May 31, 2010	May 31, 2009	May 31, 2008	May 31, 2007	May 31, 2006

Net Asset Value, Beginning Period	$11.04	$10.95	$10.59	$10.60	$10.28	$10.19	$10.59

Net Investment Income (Loss)(a)	0.16	0.03	0.35	0.39	0.45	0.43	0.39
Net Realized And Unrealized Gains (Losses)	0.35	0.09	0.38	0.02	0.35	0.11	(0.38)

Total from Investment Operations	$0.51	$0.12	$0.73	$0.41	$0.80	$0.54	$0.01

Distributions:
from Net Investment Income	(0.16)	(0.03)	(0.37)	(0.40)	(0.48)	(0.45)	(0.41)
from Net Realized Gains	(0.44)	—	—	(0.02)	—	—	—

Total Distributions to Shareholders	$(0.60)	$(0.03)	$(0.37)	$(0.42)	$(0.48)	$(0.45)	$(0.41)

Net Asset Value, End of Period	$10.95	$11.04	$10.95	$10.59	$10.60	$10.28	$10.19

Total Return(b)(c)	1.02%	1.11%	6.98%	3.97%	7.47%	5.39%	0.06%
Net Assets at End of Period (000’s Omitted)	$31,137	$31,607	$31,415	$28,090	$23,519	$18,428	$15,525
Ratios to Average Net Assets:
Net Investment Income (Loss)(d)	2.93%	3.03%	3.24%	3.73%	4.25%	4.16%	3.71%
Net Expenses(d)	0.78%	0.73%	0.82%	0.87%	0.86%	0.90%	0.97%
Gross Expenses(d)(e)	0.78%	0.73%	0.82%	0.87%	0.86%	0.90%	0.97%
Portfolio Turnover Rate(c)	34%	6%	25%	32%	56%	25%	33%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Less than $0.01 per share.
(g)	Effective June 1, 2010, the Fund changed its fiscal year end from May 31 to June 30. The information presented is for the period from June 1, 2010 to June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
December 31, 2010 (Unaudited)

Note 1. Organization

Effective April 12, 2010, the Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Value Equity Fund (“Value Equity Fund”), Brown Advisory Flexible Value Fund (“Flexible Value Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Cardinal Small Companies Fund (“Small Companies Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Opportunity Fund (“Opportunity Fund”) and Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) (individually included in the defined term, “Fund,” and collectively included in the defined term, “Funds”) is a non-diversified series of the Trust. Prior to April 12, 2010 the Funds were a diversified series of Forum Funds. As part of the transition into the Trust, the Funds changed their fiscal year end from May 31 to June 30.

The Funds commenced operations as follows:

Commencement of Operations
Institutional
	Shares	A Shares		D Shares

Growth Equity Fund	06/28/99	05/18/06		—
Value Equity Fund	01/28/03	04/25/06		—
Flexible Value Fund	11/30/06	01/24/07		—
Small-Cap Growth Fund	06/28/99	04/25/06	(1)	09/20/02	(1)
Small Companies Fund	10/31/03	05/01/06		—
Small-Cap Fundamental Value Fund	12/31/08	—		—
Opportunity Fund	06/29/98	—		—
Maryland Bond Fund	12/21/00	—		—
Intermediate Income Fund	11/02/95	05/13/91		—

(1)	On April 25, 2006, all issued and outstanding Small-Cap Growth Fund A Shares were renamed as D Shares and the Fund began offering newly created A Shares. As of the same date, the Fund ceased the public offering of D Shares. Therefore, D Shares are closed to new investors and current shareholders may not purchase additional D Shares (except through a pre-established distribution reinvestment program).

The A Shares of Growth Equity Fund, Value Equity Fund, Small-Cap Growth Fund, and Small Companies Fund have a maximum front-end sales charge of 3.50% of the purchase price; the A Shares of Flexible Value Fund have a maximum front-end sales charge of 4.75% of the purchase price; the A Shares of Intermediate Income Fund have a maximum front-end sales charge of 1.50% of the purchase price.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund is to achieve capital appreciation. The investment objective of Small Companies Fund, Small-Cap Fundamental Value Fund, and Opportunity Fund is to achieve long-term capital appreciation. Flexible Value Fund’s investment objective is to achieve long-term growth of capital. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a

Notes to Financial Statements
December 31, 2010 (Unaudited)

non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2010 the Small-Cap Growth Fund held fair valued securities with a market value of $707,563 or 0.4% of total net assets.

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2010:

	Level 1	Level 2	Level 3

Growth Equity Fundˆ
Common Stocks	$173,577,578	$—	$—
Short-Term Investments	6,215,410	—	—

Total Investments in Securities	$179,792,988	$—	$—

	Level 1	Level 2	Level 3

Value Equity Fundˆ
Common Stocks	$156,908,135	$—	$—
Short-Term Investments	5,483,134	—	—

Total Investments in Securities	$162,391,269	$—	$—

Notes to Financial Statements
December 31, 2010 (Unaudited)

	Level 1	Level 2	Level 3

Flexible Value Fundˆ
Common Stocks	$23,810,430	$—	$—
Warrants	133,320	—	—
Short-Term Investments	850,586	—	—

Total Investments in Securities	$24,794,336	$—	$—

	Level 1	Level 2	Level 3

Small-Cap Growth Fundˆ
Common Stocks	$188,221,703	$—	$—
Private Placement	—	—	707,563
Short-Term Investments	9,019,859	—	—

Total Investments in Securities	$197,241,562	$—	$707,563

	Level 1	Level 2	Level 3

Small Companies Fundˆ
Common Stocks	$73,019,306	$—	$—
Real Estate Investment Trusts	4,718,794	—	—
Short-Term Investments	3,080,165	—	—

Total Investments in Securities	$80,818,265	$—	$—

	Level 1	Level 2	Level 3

Small-Cap Fundamental Value Fundˆ
Common Stocks	$50,244,177	$—	$—
Real Estate Investment Trusts	1,477,418	—	—
Investment Companies	1,672,707	—	—
Short-Term Investments	2,677,005	—	—

Total Investments in Securities	$56,071,307	$—	$—

	Level 1	Level 2	Level 3

Opportunity Fundˆ
Common Stocks	$12,774,056	$—	$—
Short-Term Investments	580,507	—	—

Total Investments in Securities	$13,354,563	$—	$—

	Level 1	Level 2	Level 3

Maryland Bond Fundˆ
Municipal Bonds	$—	$176,917,331	$—
Short-Term Investments	5,158,970	—	—

Total Investments in Securities	$5,158,970	$176,917,331	$—

Notes to Financial Statements
December 31, 2010 (Unaudited)

	Level 1	Level 2	Level 3

Intermediate Income Fundˆ
Corporate Bonds and Notes	$—	$66,807,558	$—
Municipal Bonds	—	7,799,491	—
U.S. Government Agency Obligations	—	146,963,862	—
U.S. Treasury Securities	—	46,180,542	—
Short-Term Investments	13,225,396	—	—

Total Investments in Securities	$13,225,396	$267,751,453	$—

ˆ	See Schedule of Investments for industry breakouts.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund
Investments in Private Placement

Balance as of June 30, 2010	$535,692
Accrued Accretion/(Amortization)	—
Change in Unrealized Appreciation/Depreciation	51,871
Net Purchases/(Sales)	120,000
Transfers In/(Out)	—

Balance as of December 31, 2010	$707,563

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gain or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of the assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

D. Options – Each Fund, except the Maryland Bond Fund and the Intermediate Income Fund may invest in options. When a Fund writes and option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Notes to Financial Statements
December 31, 2010 (Unaudited)

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

No derivative instruments were held during the period ended December 31, 2010.

E. Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly for Growth Equity Fund, Value Equity Fund, Flexible Value Fund, Small-Cap Growth Fund, Small Companies Fund, Small-Cap Fundamental Value Fund and Opportunity Fund. For Maryland Bond Fund, distributions of net investment income, if any, are declared daily and paid monthly. For Intermediate Income Fund, distributions of net investment income, if any, are declared and paid monthly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

F. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years as of December 31, 2010. The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

G. Redemption Fees – A shareholder who redeems or exchanges Institutional Shares of each Fund within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

H. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I. Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued.

J. New Accounting Pronouncement – In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a)transfers into and out of Levels 1 and Level 2, and b) purchase, sales, issuances and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers into or out of Levels 1 or 2 during the year ended December 31, 2010. The second disclosure will become effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Funds are currently evaluating the impact this disclosure may have on the Funds’ financial statements.

Notes to Financial Statements
December 31, 2010 (Unaudited)

Note 3. Commitments and Other Related Party Transactions

Investment Advisor – The Advisor does business under the name of Brown Investment Advisory Incorporated. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, accrued daily and payable monthly from each Fund at an annual rate of the Fund’s average annual daily net assets as follows:

Annual Advisory Fee

Growth Equity Fund	0.75%
Value Equity Fund	0.75%
Flexible Value Fund	0.85%
Small-Cap Growth Fund	1.00%
Small Companies Fund	1.00%
Small-Cap Fundamental Value Fund	1.00%
Opportunity Fund	1.00%
Maryland Bond Fund	0.35%
Intermediate Income Fund	0.35%

Subject to the general oversight of the Board and the Advisor during the period of the report, Cardinal Capital Management, L.L.C. made the investment decisions for the Small Companies Fund. The sub-advisory fee, calculated as a percentage of each Fund’s assets, is paid by the Advisor.

Fee Waivers and Expense Reimbursements — The Advisor contractually agreed to waive a portion of its fees and reimburse certain expenses through September 30, 2012 to limit total annual operating expenses for each of the class’ average daily net assets for the Funds noted below:

	Institutional Shares	A Shares	D Shares

Growth Equity Fund	1.15%	1.60%	N/A
Value Equity Fund	1.15%	1.60%	N/A
Flexible Value Fund	1.15%	1.35%	N/A
Small-Cap Growth Fund	1.40%	1.85%	1.35%
Small Companies Fund	1.40%	1.85%	N/A
Small-Cap Fundamental Value Fund	1.40%	1.85%	N/A
Opportunity Fund	1.50%	N/A	N/A
Maryland Bond Fund	0.60%	N/A	N/A
Intermediate Income Fund	0.60%	0.80%	N/A

These expense caps are in place through September 30, 2012 and may thereafter be renewed annually by the Board of Trustees.

For the period ended December 31, 2010, fees waived and expenses reimbursed were as follows:

Investment Advisor
Waived and Reimbursed

Flexible Value Fund	$26,740
Opportunity Fund	16,625

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. The Distributor is an affiliate of the Administrator.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.50% of the average daily net assets of A Shares for each Fund, except Flexible Value Fund, Opportunity Fund and Intermediate Income Fund, which is equal to 0.25% of the average daily net assets of A Shares. With respect to A Shares, up to 0.25% of average daily net assets can be used to pay for shareholder services. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.

Notes to Financial Statements
December 31, 2010 (Unaudited)

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.05% of the average daily net assets of each Fund’s Institutional Shares for shareholder services provided to the Funds by financial institutions, including the Advisor.

For the period ended December 31, 2010 the Distributor did not retain any of the front-end sales charges assessed on the sale of A Shares. For the period ended December 31, 2010, the Distributor did not retain any commissions from contingent deferred sales charge assessed on redemptions of A Shares.

Other Service Providers – U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The officers of the Trust are employees of USBFS. The Chief Compliance Officer is also an employee of USBFS.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended December 31, 2010 were as follows:

	Investment Securities
	Purchases	Sales

Growth Equity Fund	$61,895,585	$19,908,116
Value Equity Fund	43,794,876	56,233,759
Flexible Value Fund	5,034,667	2,549,309
Small-Cap Growth Fund	53,664,611	57,574,456
Small Companies Fund	12,923,468	20,374,261
Small-Cap Fundamental Value Fund	22,066,076	15,948,134
Opportunity Fund	3,131,411	6,269,594
Maryland Bond Fund	12,155,669	13,836,635
Intermediate Income Fund	100,235,404	119,149,124

The cost basis of investments for federal income tax purposes at December 31, 2010 were as follows:

	Growth Equity	Value Equity	Flexible Value	Small-Cap	Small
	Fund	Fund	Fund	Growth Fund	Companies Fund

Cost of Investments	$136,417,540	$131,313,845	$20,728,020	$144,829,072	$59,197,825

Gross tax unrealized appreciation	44,735,478	32,758,694	4,237,669	55,875,146	23,542,020
Gross tax unrealized depreciation	(1,360,030)	(1,681,270)	(171,353)	(2,755,093)	(1,921,580)

Net tax unrealized appreciation	$43,375,448	$31,077,424	$4,066,316	$53,120,053	$21,620,440

	Small-Cap
	Fundamental	Opportunity	Maryland Bond	Intermediate
	Value Fund	Fund	Fund	Income Fund

Cost of Investments	$43,599,217	$11,295,155	$177,168,922	$271,569,827

Gross tax unrealized appreciation	12,953,651	2,695,534	5,406,271	10,072,409
Gross tax unrealized depreciation	(481,561)	(636,126)	(498,892)	(665,387)

Net tax unrealized appreciation	$12,472,090	$2,059,408	$4,907,379	$9,407,022

Because tax adjustments are calculated annually, the above tables reflect the tax adjustments outstanding at the Funds’ previous fiscal year end.

Notes to Financial Statements
December 31, 2010 (Unaudited)

Note 5. Distributions to Shareholders

Distributions during the periods noted were characterized for tax purposes as follows (tax character of the amounts for the six months ended December 31, 2010 are estimated):

	Tax Exempt Income
	December 31,	June 30,	May 31,
	2010	2010	2010

Maryland Bond Fund	$2,252,992	$364,860	$4,180,078

	Ordinary Income
	December 31,	June 30,	May 31,
	2010	2010	2010

Value Equity Fund	$605,001	$499,136	$2,901,178
Flexible Value Fund	21,039	5,855	78,411
Small Companies Fund	137,123	84,469	156,274
Small-Cap Fundamental Value Fund	1,640,011	—	483,380
Maryland Bond Fund	—	—	419
Intermediate Income Fund	4,638,880	921,053	9,789,841

	Long-Term Capital Gainˆ
	December 31,	June 30,	May 31,
	2010	2010	2010

Small-Cap Fundamental Value Fund	$581,158	—	—
Intermediate Income Fund	1,117,043	—	—

	Return of Capital
	December 31,	June 30,	May 31,
	2010	2010	2010

Flexible Value Fund	$—	$16,421	$16,760

ˆ	Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

At June 30, 2010, the components of distributable earnings on a tax basis were as follows:

	Growth Equity	Value Equity	Flexible Value	Small-Cap	Small
	Fund	Fund	Fund	Growth Fund	Companies Fund

Net tax unrealized appreciation	$14,699,599	$4,426,256	$477,555	$14,314,963	$11,766,646
Undistributed ordinary income	—	43,281	—		41,975
Undistributed long-term capital gain	—	—	—	—	—

Total distributable earnings	—	43,281	—	—	41,975

Other accumulated loss	(7,959,954)	(56,119,631)	(6,909,497)	(20,445,993)	(39,650,177)

Total accumulated earnings	$6,739,645	$(51,650,094)	$(6,431,942)	$(6,131,030)	$(27,841,556)

	Small-Cap
	Fundamental	Opportunity	Maryland Bond	Intermediate
	Value Fund	Fund	Fund	Income Fund

Net tax unrealized appreciation	$191,262	$(267,767)	$6,753,042	$14,997,967
Undistributed ordinary income	1,639,953	—	364,860	1,166,600
Undistributed long-term capital gain	581,144	—	—	—

Total distributable earnings	2,221,097	—	364,860	1,166,600

Other accumulated loss	(30,938)	(62,887,829)	(653,070)	(2,867,722)

Total accumulated earnings	$2,381,421	$(63,155,596)	$6,464,832	$13,296,845

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, post-October losses and dividend payables.

Notes to Financial Statements
December 31, 2010 (Unaudited)

Note 6. Concentration of Risk

Maryland Bond Fund is non-diversified and may focus its investments in the securities of a limited number of issuers. Concentration of Maryland Bond Fund in securities of a limited amount of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets in issuers located in Maryland and therefore, it is more susceptible to economic, environmental and political factors adversely affecting issuers of Maryland municipal securities than would be comparable tax-exempt mutual funds that invest nationally. These factors may have and adverse affect on the issuer’s ability to meet their continued obligations to pay interest and principal to investors and therefore impact the value of the Fund’s investments and NAV.

Investors in bond funds should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally bond prices fall when interest rates rise and vice versa. This effect is usually more pronounced for longer-term securities.

Note 7. Closing of Class A Shares to New Purchases

Effective February 15, 2011, Class A shares are no longer available for purchases or exchanges. Existing shareholders may remain invested in Class A shares of the Funds; however shareholders will not be permitted to purchase additional Class A shares or exchange into Class A shares of any of the Funds.

Expense Example For the Six Months Ended December 31, 2010 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on A share purchases; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses – The “Actual Return” row in the following table provides information about actual account values based on actual returns and actual expenses. As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase them for the Institutional Share Class (there is not a redemption fee for A Shares or D Shares). Individual Retirement Accounts (“IRA”) that are held directly at the Fund will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRA maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The “Hypothetical Return” row in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2010	December 31, 2010	During the Period*	Ratio*

Growth Equity Fund
Institutional Shares
Actual Return	$1,000	$1,279	$5.52	0.96%
Hypothetical (5% annual return before expenses)	1,000	1,025	4.90	0.96%
A Shares
Actual Return	1,000	1,277	8.09	1.41%
Hypothetical (5% annual return before expenses)	1,000	1,018	7.17	1.41%

Value Equity Fund
Institutional Shares
Actual Return	1,000	1,250	5.33	0.94%
Hypothetical (5% annual return before expenses)	1,000	1,025	4.80	0.94%
A Shares
Actual Return	1,000	1,247	7.36	1.30%
Hypothetical (5% annual return before expenses)	1,000	1,019	6.61	1.30%

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2010	December 31, 2010	During the Period*	Ratio*

Flexible Value Fund
Institutional Shares
Actual Return	$1,000	$1,181	$6.32	1.15%
Hypothetical (5% annual return before expenses)	1,000	1,025	5.87	1.15%
A Shares
Actual Return	1,000	1,182	7.42	1.35%
Hypothetical (5% annual return before expenses)	1,000	1,025	6.89	1.35%

Small-Cap Growth Fund
Institutional Shares
Actual Return	1,000	1,322	7.02	1.20%
Hypothetical (5% annual return before expenses)	1,000	1,025	6.13	1.20%
A Shares
Actual Return	1,000	1,318	9.64	1.65%
Hypothetical (5% annual return before expenses)	1,000	1,025	8.42	1.65%
D Shares
Actual Return	1,000	1,322	6.73	1.15%
Hypothetical (5% annual return before expenses)	1,000	1,025	5.87	1.15%

Small Companies Fund
Institutional Shares
Actual Return	1,000	1,223	7.00	1.25%
Hypothetical (5% annual return before expenses)	1,000	1,025	6.38	1.25%
A Shares
Actual Return	1,000	1,222	9.52	1.70%
Hypothetical (5% annual return before expenses)	1,000	1,025	8.68	1.70%

Small-Cap Fundamental Value Fund
Institutional Shares
Actual Return	1,000	1,320	7.54	1.29%
Hypothetical (5% annual return before expenses)	1,000	1,025	6.58	1.29%

Opportunity Fund
Institutional Shares
Actual Return	1,000	1,250	8.51	1.50%
Hypothetical (5% annual return before expenses)	1,000	1,025	7.66	1.50%

Maryland Bond Fund
Institutional Shares
Actual Return	1,000	1,002	2.57	0.51%
Hypothetical (5% annual return before expenses)	1,000	1,025	2.60	0.51%

Intermediate Income Fund
Institutional Shares
Actual Return	1,000	1,011	2.94	0.58%
Hypothetical (5% annual return before expenses)	1,000	1,025	2.96	0.58%
A Shares
Actual Return	1,000	1,010	3.95	0.78%
Hypothetical (5% annual return before expenses)	1,000	1,025	3.98	0.78%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 (to reflect the half-period).

BROWN ADVISORY FUNDS

At Brown Advisory Funds, we believe that you deserve sincere and open communication on all issues relating to our relationship.

In this spirit, we wish to provide to you a summary of certain of our policies relating to confidentiality and privacy of shareholder information.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory Funds takes confidentiality of your personal information and privacy of your account very seriously.

Our commitment to safeguard your personal information goes beyond our legal obligations, and the principles that guide the way in which we conduct business are built upon the core values of trust, confidence and integrity. By adhering to the practices described in this policy, we affirm our continuing commitment to protecting your privacy.

Brown Advisory Funds collects only relevant information from shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We obtain non-public financial and other personal information (“Personal Information”) about you directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place. For example, we take many measures to protect your Personal Information while it is stored electronically.

In the normal conduct of our business, it may become necessary for us to share your Personal Information with companies who are under contract to perform services on behalf of Brown Advisory Funds. For example, those who may receive this information include the companies that provide Brown Advisory Funds with transfer agent, technology and administrative services, as well as the investment advisor, Brown Investment Advisory Incorporated, who is an affiliate of Brown Advisory Funds. If you maintain a retirement/educational custodial account directly with Brown Advisory Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. We limit access to your Personal Information to only those employees of Brown Advisory Funds’ service providers with a business reason to know such information.

We do not sell Personal Information about current or former shareholders or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such Personal Information to third parties unless necessary to support the operations and administration of the Brown Advisory Funds, the Brown Advisory Funds’ compliance with applicable laws and regulations, or as otherwise permitted by law.

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

This is our policy as of September 2006. This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 800-540-6807 and by accessing the Funds’ website at www.brownadvisory.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at 800-540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 800-540-6807. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisory.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

BROWN ADVISORY FUNDS

INVESTMENT ADVISOR
Brown Investment Advisory Incorporated
901 South Bond Street
Suite 400
Baltimore, Maryland 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

	Institutional Shares		A Shares
	Symbol	CUSIP	Symbol	CUSIP

Brown Advisory Growth Equity Fund	BIAGX	74316J201	BAGAX	74316J102
Brown Advisory Value Equity Fund	BIAVX	74316J409	BAVAX	74316J300
Brown Advisory Flexible Value Fund	BIAFX	74316J607	BAFVX	74316J508
Brown Advisory Small-Cap Growth Fund	BIASX	74316J805	BASAX	74316J706
Brown Cardinal Small Companies Fund	BIACX	74316J862	BASVX	74316J870
Brown Advisory Small-Cap Fundamental Value Fund	BIAUX	74316J854	—	—
Brown Advisory Opportunity Fund	BIAOX	74316J847	—	—
Brown Advisory Maryland Bond Fund	BIAMX	74316J821	—	—
Brown Advisory Intermediate Income Fund	BIAIX	74316J797	BIATX	74316J813

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.
(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Professionally Managed Portfolios

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President

Date 3/8/11
       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President

Date 3/8/11

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date 3/1/11

*	Print the name and title of each signing officer under his or her signature.

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